  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 1997
                                                       REGISTRATION NO. 33-75280
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM S-6

                      POST-EFFECTIVE AMENDMENT NO. 3
                           TO REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                                ---------------

                      THE AMERICAN SEPARATE ACCOUNT NO. 3
                             (EXACT NAME OF TRUST)

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                              (NAME OF DEPOSITOR)

                                320 PARK AVENUE
                            NEW YORK, NEW YORK 10022
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

       PATRICK A. BURNS, ESQ.                         COPY TO:
SENIOR EXECUTIVE VICE PRESIDENT AND           W. RANDOLPH THOMPSON, OF
          GENERAL COUNSEL                             COUNSEL
 THE AMERICAN LIFE INSURANCE COMPANY           JONES & BLOUCH L.L.P.
             OF NEW YORK                           SUITE 405 WEST
          320 PARK AVENUE                    1025 THOMAS JEFFERSON ST.
      NEW YORK, NEW YORK 10022                           NW
   (NAME AND ADDRESS OF AGENT FOR              WASHINGTON, D.C. 20007
              SERVICE)

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after the effective date of the Registration Statement.

                                ---------------

  It is proposed that this filing will become effective:

     immediately upon filing pursuant to paragraph (b) of Rule 485

   X on May 1, 1997, pursuant to paragraph (b) of Rule 485
     60 days after filing pursuant to paragraph (a) of Rule 485 on (date) pursuant to paragraph (a) of Rule 485

  THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF SECURITIES UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE RULE 24F-2 NOTICE FOR REGISTRANT'S MOST RECENT FISCAL YEAR WAS FILED ON FEBRUARY 28, 1997.

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SUPPLEMENT TO PROSPECTUS

                      The American Separate Account No. 3
                   Variable Universal Life Insurance Policies
                                   Issued by
                The American Life Insurance Company of New York

               THIS SUPPLEMENT IS FOR MASSACHUSETTS POLICIES ONLY
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ALL REFERENCES IN THE PROSPECTUS TO "SCHEDULED PREMIUMS" ARE CHANGED TO "PLANNED PREMIUMS". ALL REFERENCES IN THE PROSPECTUS TO "UNSCHEDULED PREMIUMS", AND ACCOMPANYING TEXT PERTAINING TO UNSCHEDULED PREMIUMS, ARE DELETED.

THE DISCUSSION IN THE PROSPECTUS IS SUPPLEMENTED BY THE FOLLOWING:

You will select an amount of planned premiums under your policy, based on the initial Face Amount and payment intervals you have chosen. YOU NEED NOT PAY PLANNED PREMIUMS, AND YOUR POLICY WILL NOT LAPSE SO LONG AS YOUR ACCOUNT VALUE IS SUFFICIENT TO PAY APPLICABLE CHARGES WHEN DUE.

Failure to pay one or more planned premiums will not necessarily cause your Policy to lapse; timely payment of all such premiums will not assure that your Policy will continue in force. Whether your Policy continues in force or lapses does not depend on whether planned premiums have been paid, but rather on whether, on each Monthly Anniversary Day, your Account Value (which will vary with the performance of our Investment Accounts) is sufficient to permit the deduction of all charges due on that day.

You may increase the amount of premiums paid under your policy at any time, except that such additional amounts must be equal to at least $50 each and are limited to an aggregate of $10,000 during any Policy Year. In addition, if these additional amounts would increase the policy's Basic Death Benefit, then evidence of insurability would be required. See "Insurance Benefits" on page 14 of the Prospectus.

SUPPLEMENT, DATED MAY 1, 1997
TO PROSPECTUS, DATED MAY 1, 1997

                                                 The American Life
                                                 Insurance Company
                                                 of New York

PROSPECTUS

                      The American Separate Account No. 3
                   Variable Universal Life Insurance Policies
                                   Issued by
                The American Life Insurance Company of New York

                                320 Park Avenue
                            New York, New York 10022

This prospectus describes variable universal life insurance policies ("Policies") offered without a sales charge by The American Life Insurance Company of New York ("American Life"), a stock life insurance company that is an indirect, wholly-owned subsidiary of Mutual of America Life Insurance Company ("Mutual of America"). The Policies are designed to provide life insurance protection, together with flexibility in timing and amount of premium payments and of insurance coverage. This flexibility allows the Policyowner to pay premiums and adjust insurance coverage in light of current financial circumstances and insurance needs. Each Policy provides for: (1) an Account Value, which the Policyowner can access by partial withdrawals or surrender of the Policy; (2) Policy Loans; and (3) an insurance benefit payable at the death of the insured.

The Policies permit Account Values to be accumulated on a fixed basis, by allocation to American Life's general account (the "General Account"), and/or on a variable basis, by allocation to one or more sub-accounts ("Investment Funds") of The American Separate Account No. 3 (the "Separate Account"). Assets held in the General Account are credited with interest at a rate guaranteed to be at least 3% on an annual basis. The assets of each currently available Investment Fund are invested in shares of one of:

--eight Funds of Mutual of America Investment Corporation: the Money Market,
  All America, Aggressive Equity, Equity Index, Bond, Short-Term Bond, Mid-Term Bond and Composite Funds; or

--three Fidelity Investments (R) portfolios: the Equity-Income Portfolio of the
  Variable Insurance Products Fund, and the Contrafund Portfolio and Asset Manager Portfolio of the Variable Insurance Products Fund II (collectively the "Fidelity Portfolios"); or

--three Portfolios of Scudder Variable Life Investment Fund: the Scudder
  Capital Growth, Scudder Bond and the Scudder International Portfolios, in each case the Class A Shares; or

--American Century VP Capital Appreciation Fund of American Century Variable
  Portfolios, Inc. (formerly known as TCI Growth Fund)

--Calvert Responsibly Invested Balanced Portfolio of Acacia Capital
  Corporation.

The value of a Policyowner's interest in the Separate Account will depend upon the investment performance of the Investment Funds to which premiums have been allocated or values transferred. AMERICAN LIFE DOES NOT GUARANTEE THE INVESTMENT PERFORMANCE OF ANY INVESTMENT FUND OF THE SEPARATE ACCOUNT. Accordingly, the Policyowner bears the entire investment risk for any amounts allocated to the Separate Account.

Prospective purchasers should note that the purchase of a Policy as a replacement for existing insurance may not be advisable.

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   THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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Please read this Prospectus carefully for details about the Policies and retain it for future reference. This Prospectus is not valid unless attached to the current prospectuses for Mutual of America Investment Corporation, the Fidelity Portfolios, Scudder Variable Life Investment Fund, American Century VP Capital Appreciation Fund and Calvert Responsibly Invested Balanced Portfolio, which you also should read and retain.

Dated: May 1, 1997

                               TABLE OF CONTENTS

                                        Page
                                        ----
DEFINITIONS............................   3
INTRODUCTION AND SUMMARY...............   5
THE POLICIES...........................   6
 Policy Issue..........................   6
  Right to Examine Policy..............   7
 Premium Payments......................   7
  Scheduled Premiums................... 7
  Unscheduled Premiums.................   7
  Limitation on Premiums...............   7
  Allocation of Premiums...............   7
 Investment Alternatives...............   8
  Investment Funds.....................   8
  General Account......................  11
 Account Value.........................  11
  General Account Value................  11
  Investment Account Values............  11
 Transfers.............................  11
 Access to Account Values..............  12
  Surrender............................  12
  Partial Withdrawals..................  12
  Policy Loans.........................  12
  Accelerated Benefit..................  13
 Insurance Benefits....................  14
  Death Proceeds.......................  14
  Basic Death Benefit..................  14
  Corridor Percentages.................  14
  Face Amount Increases and Decreases..  15
  Change of Basic Death Benefit Plan...  15
  Maturity Benefit.....................  15
 Charges and Deductions................  15
  Cost of Insurance Charges............  15
  Administrative Charges...............  16
  Mortality and Expense Risks Charges..  16
  Fees and Expenses of Underlying
   Funds...............................  16
  Accelerated Benefit Fee..............  17
  Premium Taxes........................  17
 Supplemental Insurance Benefits.......  17
 Lapse and Reinstatement...............  18
AMERICAN LIFE AND SEPARATE ACCOUNT NO.
 3.....................................  18
 American Life.........................  18
 The Separate Account..................  19

                                         Page
                                         ----
FEDERAL TAX CONSIDERATIONS..............  19
 Tax Status of the Policies.............  19
 Tax Treatment of Policy Benefits.......  20
  In General............................  20
  Distributions from Policies Not
   Classified
   as Modified Endowment Policies.......  20
  Modified Endowment Contracts..........  20
  Distributions from Policies Classified
   as Modified Endowment Contracts......  21
  Policy Loan Interest..................  21
  Investment in the Policy..............  21
  Estate Taxes..........................  21
 American Life's Taxes..................  22
OTHER MATTERS...........................  22
 Voting Rights..........................  22
 Transfers, Withdrawals and
  Reallocations
  by Telephone..........................  22
 Dollar Cost Averaging..................  23
 Notices and Reports to Policyowners....  23
 Distribution of the Policies...........  23
 Proceeds Payment Options...............  23
  Interest Payments.....................  24
  Life Payments.........................  24
  Payments for a Fixed Period...........  24
  Payments of a Fixed Amount............  24
 Reservation of Right to Make Changes...  24
  Changes to Separate Account...........  24
  Changes in Policy Cost Factors........  24
  Deduction of Premium Taxes............  24
 Miscellaneous Policy Provisions........  24
  Limit on Right to Contest.............  24
  Suicide Exclusion.....................  25
  Misrepresentation or Misstatement of
   Age or Sex...........................  25
  Assignment............................  25
  Non-Participation.....................  25
 Executive Officers and Directors.......  25
 Legal Proceedings......................  26
 Legal Matters..........................  26
 Experts................................  27
 Additional Information.................  27
POLICY ILLUSTRATIONS....................  27
FINANCIAL STATEMENTS....................  40


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

                                  DEFINITIONS

Accelerated Benefit--An amount equal to a portion of the Death Proceeds, payable prior to the death of the insured when the insured is determined to have a terminal illness.

Account Value--An amount equal to the total current value, as of a given date, of the assets in the General Account allocable to your Policy and the Investment Accounts maintained for you under your Policy.

Basic Death Benefit--The primary component of the Death Proceeds payable upon the death of the insured while the Policy is in effect. The Basic Death Benefit is the greater of (i) either the Face Amount of the Policy or else the Face Amount of the Policy plus the Account Value, depending on the Basic Death Benefit plan you select as set forth on the Policy Specification Pages of your Policy, and (ii) the Account Value times the applicable Corridor Percentage.

beneficiary--The person designated (in your application or in your latest notification of change of beneficiary filed with us) to receive the Death Proceeds payable upon the death of the insured while the Policy is in effect.

Business Day--Any day on which we are open for business and the New York Stock Exchange is open for trading. For purposes of determining a Valid Transaction Date, our Business Day will end as of the close of business of the New York Stock Exchange (normally 4:00 p.m. Eastern Time).

Code--The Internal Revenue Code of 1986, as amended, or any corresponding provisions of future United States revenue laws.

Corridor Percentage--A percentage established under the Code, based on the insured's age, which is multiplied by the Account Value to establish the death benefit amount required for the Policy to be treated as life insurance under the Code.

Death Proceeds--An amount equal to the sum of the Basic Death Benefit and amounts payable under any policy riders, minus the sum of any Policy Loans and any unpaid monthly deductions, subject to any applicable adjustments for misrepresentation, suicide or misstatement of age and/or sex.

Face Amount--The amount of life insurance coverage as set forth on the Policy Specification Pages of your Policy. The Face Amount must be at least $25,000, except that the minimum Face Amount is $5,000 for Policies issued with a Payroll Deduction Rider.

Fidelity Portfolios--The Equity-Income Portfolio of Variable Insurance Products Fund and the Asset Manager and Contrafund Portfolios of Variable Insurance Products Fund II.

General Account--Part of the general assets of American Life to which you may make allocations under your Policy. The portion of the General Account in which Policy allocations are held is sometimes referred to as the Interest Accumulation Account.

Guaranteed Rate of Interest--An effective annual rate of interest of 3% credited to assets allocated to the General Account.

insured--The person on whose life the Policy is issued.

insured's age--The insured's age as of his or her last birthday preceding the Policy Date. The Insured's "attained age" at any time is the age on the Policy Date plus the number of successive twelve month periods elapsed since the Policy Date.

Investment Account--An account maintained under a Policy to reflect the portion of the Policy's Account Value allocated to an Investment Fund of the Separate Account.

Investment Alternatives--The General Account and the Investment Funds of the Separate Account.

Investment Fund--A sub-account of the Separate Account that invests in the shares of an Underlying Fund Portfolio. There currently are sixteen Investment Funds.

Issue Date--The date as of which the Policy is issued, as shown on the Policy Specification Pages of your Policy.

Maturity Date--The Policy Anniversary on which the insured's attained age equals 100.

Monthly Anniversary Day--The same day each month as the day on which the Policy Date occurred.

Payroll Deduction Program--A program established by an employer under which it agrees with its participating employees to deduct on each pay date from such employees' salaries the scheduled premium payments for Policies owned by the employees, their spouses or minor children. The employer remits the premiums to us.

Payroll Deduction Rider--A rider to a Policy issued under a Payroll Deduction Program.

Policy Anniversary--The day each calendar year which is the anniversary of the Policy Date.

Policy Date--The effective date of the Policy, as shown on the Policy Specification Pages of your Policy, which will not be later than the 28th day of any month. The Policy goes into effect as of 12:01 a.m. on the Policy Date.

Policy Loan--The outstanding principal and unpaid accrued interest for any loan in effect under a Policy.

Policy Month--The period beginning on the Policy Date or any Monthly Anniversary Day and ending immediately before the next Monthly Anniversary Day.

Policyowner--The person so designated on the Policy Specification Pages of your Policy.

Policy Year--The twelve-month period beginning on (a) the Policy Date, or (b) each Policy Anniversary.

premium class--The mortality risk class of the insured used in setting rates used in computing cost of insurance charges.

Proceeds--The amount we will pay upon (a) surrender of the Policy ("Surrender Proceeds"), (b) the death of the insured ("Death Proceeds") or (c) the Maturity Date ("Maturity Proceeds"), which amount will vary depending on the type of Proceeds being paid.

Processing Office--The office of American Life shown on the cover page of this Prospectus (or such other location as we may announce by advance written notice to Policyowners), a field office we have designated, or our toll-free telephone facility, depending on the transaction requested.

scheduled premiums--Premiums to be paid in the amount and at the intervals specified in your Policy.

Separate Account--The American Separate Account No. 3, a separate account of American Life maintained under the laws of New York State and registered with the Securities and Exchange Commission under the Investment Company Act of 1940 ("1940 Act").

Underlying Fund--A mutual fund the shares of some or all of whose investment portfolios are purchased by the Investment Funds of the Separate Account. The Underlying Funds currently include: Mutual of America Investment Corporation, Variable Insurance Products Fund, Variable Insurance Products Fund II, Scudder Variable Life Investment Fund, American Century Variable Portfolios, Inc., and Acacia Capital Corporation.

Underlying Fund Portfolio--An investment portfolio of one of the Underlying Funds whose shares are purchased by a corresponding Investment Fund.

unscheduled premiums--Premiums other than scheduled premiums that are permitted to be made under your Policy.

Valid Transaction Date--The Business Day on which all of the requirements for the completion of a transaction have been met. This includes receipt by us at our Processing Office of all information, remittances, notices and papers necessary to process the given transaction. If such requirements are met on a day that is not a Business Day, or after the close of a Business Day, the Valid Transaction Date will be the next following Business Day.

Valuation Day--For each Investment Fund of the Separate Account, each day the New York Stock Exchange is open for business, or any day on which a share value is declared by the applicable Underlying Fund for the shares in which the given Investment Fund is invested.

Valuation Period--A period beginning at the close of business on each Valuation Day and ending at the close of business on the next Valuation Day.

we, our, us, American Life--The American Life Insurance Company of New York, its successors or assigns.

Written Request--A written request on an administrative form provided by us or in a form otherwise acceptable to us.

you, your--The Policyowner, Policyowner's.

                            INTRODUCTION AND SUMMARY

The Policy is a variable universal life insurance policy that enables you, within certain limits, to accommodate your changing insurance needs throughout your lifetime and changing economic conditions, within the framework of a single insurance policy. The Policy provides for death benefits, account values, policy loans, a variety of proceeds payment options and other features traditionally associated with life insurance. The Policy also allows you flexibility in the timing and amount of premium payments and the amount of insurance coverage, subject to certain restrictions, and permits you to allocate your premiums and transfer your Account Value among the Investment Alternatives, features that distinguish it from traditional insurance.

Your Premium Payments. We will provide you with an amount of scheduled premiums, based on the initial Face Amount you select. We will send you premium notices for scheduled premiums unless you have preauthorized withdrawals from your bank or other account or premiums are payable under a Payroll Deduction Program. Within certain limits, you may adjust the timing and amount of your premium payments to suit your individual circumstances by paying unscheduled premiums, skipping scheduled premiums, or increasing or decreasing your scheduled premium. Each scheduled or unscheduled premium must be at least $50, except that there is no minimum scheduled premium for Policies with a Payroll Deduction Rider. See "The Policies--Premium Payments."

Your Investment Alternatives. You may allocate your premium payments to our General Account or to one or more Investment Funds. Amounts in the General Account are part of our general assets, and we pay interest on such amounts at an effective guaranteed minimum rate of 3% on an annual basis. Amounts held in the Investment Funds of the Separate Account are invested in shares of Underlying Fund Portfolios, and we do not guarantee the investment performance of those Portfolios. See "The Policies--Investment Alternatives."

Premium Allocation Changes and Transfers of Account Value. You may at any time change your instructions to us for allocations of future premium payments among the General Account and the Investment Funds, and you may transfer your Account Value among Investment Alternatives. See "The Policies--Premium Payments-- Allocation of Premiums" and "The Policies--Transfers."

Charges Applicable to all Policies. We make a monthly deduction from your Account Value to pay the cost of insurance, our administrative charge and the cost of riders to your Policy, if any. Cost of insurance rates will depend on the age of the insured person at the beginning of the most recent Policy Year and whether the insured is in a standard or substandard premium class. For Policies without a Payroll Deduction Rider, cost of insurance rates will depend on the sex of the insured. For Policies with a Payroll Deduction Rider, cost of insurance rates are unisex. Our administrative charge is $2.00 per month, not to exceed 1/12 of 1% of your Account Value in the related month. We may increase the administrative charge, subject to applicable laws and regulations, but the charge per month may not be greater than $10.00. We currently do not deduct state premium taxes from your premium payments, but we reserve the right to do so in the future. See "The Policies--Charges and Deductions."

Separate Account Charges. A daily charge is imposed on the net assets of each Investment Fund to cover the administrative expenses and mortality and expense risks we assume under the Policies for Account Values in Investment Funds. The administrative expense charge, expense risk charge and mortality risk charge are at the annual rates of .40%, .15% and .70%, respectively. We reserve the right, upon advance notice to you and subject to applicable laws and regulations, to increase the administrative charge to a maximum of .65% annually. See "The Policies--Charges and Deductions."

Underlying Fund Portfolio Charges. Investment advisory fees and other expenses are deducted from amounts invested by the Separate Account in the Underlying Fund Portfolios. Each investment adviser of an Underlying Fund Portfolio receives fees based on the average net assets of the Portfolio. Advisory fees cannot be increased without the consent of the shareholders of the Portfolio. The annual rates at which the Underlying Fund Portfolios paid advisory fees ranged from .125% to 1.00% of average net assets during 1996, and their total annual expenses ranged from .125% to 1.05% of average net assets during 1996. See the attached prospectuses for a complete description of the fees and other expenses paid by the Underlying Fund Portfolios.

Partial Withdrawals and Surrender of Policy. Before the Maturity Date and while the insured is still living, you may make partial withdrawals of your Account Value (minus any Policy Loans) or surrender the Policy and receive the Surrender Proceeds due under the Policy. See "The Policies--Access to Account Values--Surrender and--Partial Withdrawals."

Your Right to Borrow From The Policy. You may borrow up to 95% of the portion of your Account Value allocated to the General Account, minus any existing Policy Loans. Each Policy Loan must be for at least $500, and you must assign the Policy to us as collateral. We will charge you interest on the Policy Loan, and we may change the interest rate from time to time. Policy Loans are deducted from the amount otherwise due upon the surrender or maturity of the Policy or the death of the insured. See "The Policies--Access to Account Values--Policy Loans."

Basic Death Benefit Plans. You may choose as your Basic Death Benefit either a Face Amount Plan, which generally provides a level death benefit, or a Face Amount Plus Plan, which provides for a death benefit that varies as your Account Value changes. Subject to certain restrictions, you may change from one Plan to the other while the insured is still living. See "The Policies-- Insurance Benefits."

Supplemental Benefits. We may make available one or more supplemental insurance benefits under your Policy, each by the addition of a rider for which you would pay an additional monthly fee. See "The Policies--Supplemental Insurance Benefits."

Accelerated Benefit. Depending on the laws of your state, an Accelerated Benefit may be available to you under your Policy or by rider to the Policy. Under this Benefit, you may receive a portion of the Death Proceeds that would be payable if the insured died when the insured is determined to have less than one year to live. You must pay an administrative fee of $250 at the time the Accelerated Benefit is paid. See "The Policies--Access to Account Values-- Accelerated Benefit" and "The Policies--Charges and Deductions--Accelerated Benefit Fee."

Your Initial Right to Return Policy. For a period of 10 days after you receive your Policy (or a longer period as required by applicable state law for Policies sold by direct mail or as replacement policies), you may return it and have your premiums returned. See "The Policies--Policy Issue--Right to Examine Policy."

Federal Tax Considerations. We believe that a Policy issued on a standard premium class basis should meet the Code's definition of a life insurance contract. There is less guidance available to determine whether a Policy issued on a substandard premium class basis would satisfy that definition. Generally, a Policyowner should not be deemed to be in constructive receipt of Account Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be excludable from the gross income of the beneficiary. As a result, the beneficiary generally should not be taxed on these proceeds.

Under certain circumstances relating to cumulative premiums paid under a Policy and the death benefit payable, a Policy may be treated as a special type of life insurance called a "Modified Endowment Contract." If the Policy is a Modified Endowment Contract, then all pre-death distributions, including Policy Loans, will be treated first as a distribution of taxable income and then as a return of investment in the Policy. In addition, prior to age 59 1/2, any such distributions generally will be subject to a 10% penalty tax. If a premium is credited that would cause a Policy to become a Modified Endowment Contract, we will notify you that unless you request a refund of the excess premium the Policy will become a Modified Endowment Contract. See "Federal Tax Considerations."

If the Policy is not a Modified Endowment Contract, distributions generally will be treated first as a return of investment in the Policy and then a disbursement of taxable income. Moreover, Policy Loans will not be treated as distributions. Finally, neither distributions nor Policy Loans under a Policy that is not a Modified Endowment Contract are subject to the 10% penalty tax. See "Federal Tax Considerations."

                                  THE POLICIES

POLICY ISSUE

An applicant must submit to us a completed application for a Policy. American Life will issue a Policy only if it has a Face Amount of at least $25,000, except that the minimum Face Amount is $5,000 for Policies with a Payroll Deduction Rider. American Life reserves the right to decline to issue a Policy with a Face Amount of more than $1 million. An employee participating in a Payroll Deduction Program may apply for insurance for his or her spouse and minor children, or the spouse and minor children may apply as owners of Policies. All Policies issued in connection with a Payroll Deduction Program will have a Payroll Deduction Rider.

Before issuing a Policy, we will require evidence of insurability satisfactory to us. For individuals age 50 or less applying for Policies with a Face Amount of $100,000 or less, the information needed to determine insurability ordinarily will be contained in the application. For Policies with larger Face Amounts and/or applicants over age 50, a medical underwriting usually will be required. We may use outside sources to verify information contained in the application. For applications under a Payroll Deduction Program, we may use group underwriting standards based on the nature of the employer's business and the percentage of employees participating in the Program. Persons failing to meet standard underwriting requirements nonetheless may be eligible to purchase a Policy, but cost of insurance charges on such a Policy will be increased to reflect the additional mortality risks assumed by American Life in insuring a person who is a "substandard risk."

The Issue Date will be set forth on the Policy Specification Pages of your Policy. The Policy will be issued upon our determination of the insurability and rating class of the person to be insured and our approval of the application. The Policy generally will be effective on the date our underwriting requirements have been met and we receive the first scheduled premium payment.

Right to Examine Policy. You have a right to examine the Policy. If, for any reason, you are not satisfied with the Policy, you may cancel it by returning it to us within 10 days after you receive it, along with a written request for cancellation. Upon such cancellation, we will refund any premiums that were paid on the Policy. Some states may require us to provide you with a longer period (up to 30 days) to examine the Policy if you purchased the Policy in response to a direct mailing or the Policy is replacing another life insurance policy.

PREMIUM PAYMENTS

Scheduled Premiums. For your convenience, we will specify a "scheduled premium" of at least $50 to be paid at intervals you select in your application and will send you notices of when such scheduled premiums should be paid, except that notices will not be sent if you have preauthorized withdrawals from your bank or other account to pay scheduled premiums. For Policies with a Payroll Deduction Rider there is no minimum scheduled premium, and scheduled premiums in the amount specified by the employee for all Policies owned by the employee and, if applicable, owned by the employee's spouse and minor children, will be deducted on each pay date without notice of upcoming payments. For Policies with a Payroll Deduction Rider, from the date the employee through which the Policies were purchased is no longer participating in a Payroll Deduction Program, we will require scheduled premiums to be paid not more frequently than monthly and will send notices of when such scheduled premiums should be paid, unless payment has been preauthorized. We will advise you prior to Policy issuance whether or not the payment of proposed scheduled premiums for your Policy would cause the Policy to be a Modified Endowment Contract. See "Federal Tax Considerations".

You ordinarily may change the amount or interval of your scheduled premiums at any time. However, scheduled premiums may not be decreased to less than the applicable minimum. Evidence of insurability will be required for an increase in scheduled premiums when an increase in the scheduled premium would increase your Policy's Basic Death Benefit. See "Insurance Benefits" below.

Failure to pay one or more scheduled premiums will not necessarily cause your Policy to lapse; timely payment of all scheduled premiums will not assure that your Policy will continue in force. Whether your Policy continues in force or lapses does not depend on whether scheduled premiums have been made, but rather on whether, on each Monthly Anniversary Day, your Account Value (which will vary with the performance of your Investment Accounts) is sufficient to permit the deduction of all charges due on that day. See "Lapse and Reinstatement" below. Scheduled premiums are permitted to be paid even if the payment would increase the Basic Death Benefit as a result of the Corridor Percentages described below. See "Insurance Benefits."

Unscheduled Premiums. You ordinarily may pay unscheduled premiums of at least $50 at any time. However, unscheduled premiums are limited to $10,000 in a given Policy Year, and evidence of insurability will be required if the unscheduled premium would increase the Policy's Basic Death Benefit. See "Insurance Benefits" below.

Limitation on Premiums. Premium payments, or any portion thereof, (whether scheduled or unscheduled) that would cause your Policy to lose its status as a life insurance policy under the Code will be refused and returned to you. See "Federal Tax Considerations".

Allocation of Premiums. You may designate the portion of your premiums to be allocated to any of the Investment Funds or to the General Account. Your allocation instructions must be expressed as a percentage of the total premium, using any whole percentage up to 100%. The total of such allocation percentages at any one time must equal 100% of the premium then being paid. Premiums are credited as of the Valid Transaction Date.

You may at any time change how premiums are allocated under your Policy by sending a Written Request to our Processing Office or by telephone request. See "Other Matters--Transfers, Withdrawals and Reallocations by Telephone." A request to change your allocation instructions must conform to the requirements for initial allocations. No change in allocation will be effective until we have received and had the opportunity to act on your request for change. Premiums paid on or after the effective date of the change will be allocated in the manner requested.

INVESTMENT ALTERNATIVES

You may allocate your Policy's Account Value to or among the General Account or any of the Investment Funds.

Investment Funds. Any portion of Account Value allocated to an Investment Fund of the Separate Account is not guaranteed, but rather will vary in value with the investment performance of the Underlying Fund Portfolio whose shares are held by that Investment Fund. Currently there are sixteen Investment Funds, each corresponding to a different Underlying Fund Portfolio. At the date of this Prospectus, allocation of premiums to certain of the Investment Funds (including the Funds that correspond to the Fidelity Portfolios) may not, because certain pending state insurance department approvals have not been received, be made by Policyowners in certain states. More detailed information about the Underlying Fund Portfolios, including risks, charges and expenses, may be found in the current prospectuses for Mutual of America Investment Corporation (the "Investment Corporation"), Variable Insurance Products Fund ("Fidelity VIP"), Variable Insurance Products Fund II ("Fidelity VIP II"), Scudder Variable Life Investment Fund ("Scudder"), the American Century VP Capital Appreciation Fund (formerly known as the TCI Growth Fund) of American Century Variable Portfolios, Inc. ("American Century"), and the Calvert Responsibly Invested Balanced Portfolio of Acacia Capital Corporation ("Acacia"), which are attached to this Prospectus. Each applicable prospectus should be read for a complete evaluation of the Investment Alternatives. The following is a summary description of each Underlying Fund Portfolio:

INVESTMENT CORPORATION MONEY MARKET FUND

The investment objective of the Money Market Fund is the realization of high current income to the extent consistent with the maintenance of liquidity, investment quality and stability of capital. The Fund invests only in money market instruments and other short-term debt securities. An investment in the Fund is neither insured nor guaranteed by the United States Government.

INVESTMENT CORPORATION ALL AMERICA FUND

The investment objective of the All America Fund is to outperform the Standard & Poor's Composite Index of 500 Stocks (the "S&P 500 Index"). The objective for approximately 60% of the assets of the All America Fund (the "Indexed Assets") is to provide investment results that to the extent practical correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index. The Indexed Assets are invested in the same manner as the Equity Index Fund (see below).

The investment objective for the remaining approximately 40% of the assets (the "Active Assets") is to achieve a high level of total return, through both appreciation of capital and, to a lesser extent, current income, by means of a diversified portfolio of securities that may include common stocks, securities convertible into common stocks, bonds and money market instruments. The Active Assets are invested by three subadvisers and Mutual of America Capital Management Corporation ("Capital Management"). Capital Management allocates the Active Assets to maintain, to the extent practicable under current market conditions, approximately equal amounts among the subadvisers and the Adviser. See "Charges and Deductions--Fees and Expenses of Underlying Funds."

INVESTMENT CORPORATION AGGRESSIVE EQUITY FUND

The Aggressive Equity Fund is divided by Capital Management into two segments so as to utilize two investment styles.

The investment objective for approximately 50% of the assets of the Fund (the "Aggressive Growth Portfolio") is to achieve capital appreciation by investing in companies believed to possess above-average growth potential. Growth can be in the areas of earnings or gross sales which can be measured in either dollars or in unit volume. Growth potential is often sought in smaller, less well-known companies in new and emerging areas of the economy, but may also be found in large companies in mature or declining industries that have been revitalized and hold a strong industry or market position. See "Charges and Deductions-- Fees and Expenses of Underlying Funds."

The investment objective for the other approximately 50% of the assets of the Fund (the "Aggressive Value Portfolio") is to achieve capital appreciation by investing in companies believed to possess valuable assets or whose securities are undervalued in the marketplace in relation to factors such as the company's assets, earnings, or growth potential.

INVESTMENT CORPORATION EQUITY INDEX FUND

The investment objective of the Equity Index Fund is to provide investment results to the extent practical that correspond to the price and yield performance of publicly traded common stocks in the aggregate, as represented by the S&P 500 Index.

INVESTMENT CORPORATION BOND FUND

The primary investment objective of the Bond Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The assets of the Fund will consist primarily of publicly traded debt securities, such as bonds, notes, debentures and equipment trust certificates. The Fund generally will invest primarily in securities rated in the four highest categories by a nationally recognized rating service or in instruments of comparable quality. The Fund also may invest to a limited extent in lower rated or unrated securities, and these may be subject to greater market and financial risk than higher quality (lower yield) issues.

INVESTMENT CORPORATION SHORT-TERM BOND FUND

The primary investment objective of the Short-Term Bond Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The assets of the Fund will consist primarily of publicly-traded debt securities, such as bonds, notes, debentures and equipment trust certificates, which will produce a portfolio with an average maturity of one to three years. The Fund generally will invest primarily in securities rated in the four highest categories by a nationally recognized rating service or in instruments of comparable quality. The Fund may also invest to a limited extent in lower rated or unrated securities, and these may be subject to greater market and financial risk than higher quality (lower yield) issues.

INVESTMENT CORPORATION MID-TERM BOND FUND

The primary investment objective of the Mid-Term Bond Fund is to provide as high a level of current income over time as is believed to be consistent with prudent investment risk. A secondary objective is preservation of capital. The assets of the Fund will consist primarily of publicly-traded debt securities, such as bonds, notes, debentures and equipment trust certificates which will produce a portfolio with an average maturity of three to seven years. The Fund generally will invest primarily in securities rated in the four highest categories by a nationally recognized rating service or in instruments of comparable quality. The Fund may also invest to a limited extent in lower rated or unrated securities, and these may be subject to greater market and financial risk than higher quality (lower yield) issues.

INVESTMENT CORPORATION COMPOSITE FUND

The investment objective of the Composite Fund is to achieve as high a total rate of return, through both appreciation of capital and current income, as is consistent with prudent investment risk by means of a diversified portfolio of publicly traded common stocks, publicly traded debt securities and money market instruments. The Fund will seek to achieve long term growth of its capital and increasing income by investments in common stock and other equity type securities, and a high level of current income through investments in publicly traded debt securities and money market instruments.

FIDELITY VIP EQUITY-INCOME PORTFOLIO

Equity-Income Portfolio seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the Portfolio will also consider the potential for capital appreciation. The Portfolio's goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500 Index.

FIDELITY VIP II CONTRAFUND PORTFOLIO

Contrafund Portfolio is a growth fund. It seeks to increase the value of an investment in the Portfolio over the long term by investing mainly in securities of companies that are undervalued or out-of-favor. These securities may be issued by domestic or foreign companies and many may not be well known. The Portfolio usually invests primarily in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.

FIDELITY VIP II ASSET MANAGER PORTFOLIO

Asset Manager Portfolio seeks high total return with reduced risk over the long-term by allocating its assets among domestic and foreign stocks, bonds and short-term fixed-income instruments. The Portfolio's adviser will normally allocate the Portfolio's assets among the three asset classes within the following investment parameters: 0-50% in short-term/money market instruments; 20-60% in bonds; and 30-70% in stocks. The expected "neutral mix", which the Portfolio's adviser would expect over the long-term, is 10% in short-term/money market instruments, 40% in bonds and 50% in stocks.

SCUDDER CAPITAL GROWTH PORTFOLIO

Scudder Capital Growth Portfolio seeks to maximize long-term capital growth through a broad and flexible investment program. The Portfolio invests in marketable securities, principally common stocks and, consistent with its objective of long-term capital growth, preferred stocks. However, in order to reduce risk, as market or economic conditions periodically warrant, the Portfolio may also invest up to 25% of its assets in short-term debt instruments.

SCUDDER BOND PORTFOLIO

The Scudder Bond Portfolio pursues a policy of investing for a high level of income consistent with a high quality portfolio of debt securities. Under normal circumstances, the Portfolio invests at least 65% of its assets in bonds, including those of the U.S. Government and its agencies, and those of corporations and other notes and bonds paying high current income. Under normal market conditions, the Portfolio will invest at least 65% of its assets in securities rated within the three highest quality rating categories of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), or if unrated, in bonds judged by the Portfolio's adviser to be of comparable quality at the time of purchase. The Portfolio may invest up to 20% of its assets in debt securities rated lower than Baa or BBB or, if unrated, of equivalent quality as determined by the Portfolio's adviser, but will not purchase bonds rated below B3 by Moody's or B- by S&P or their equivalent.

SCUDDER INTERNATIONAL PORTFOLIO

Scudder International Portfolio seeks long-term growth of capital primarily through diversified holdings of marketable foreign equity investments. The Portfolio invests primarily in equity securities of established companies which do business primarily outside the United States and which are listed on foreign exchanges. Investing in foreign securities may involve a greater degree of risk than investing in domestic securities.

AMERICAN CENTURY VP CAPITAL APPRECIATION FUND

American Century VP Capital Appreciation Fund seeks capital growth by investing primarily in common stocks (including securities convertible into common stock). The Fund may purchase securities only of companies that have a record of at least three years' continuous operation and such securities must enjoy a fair degree of marketability. All securities must be listed on major stock exchanges or traded over-the-counter. Prior to May 1, 1997, this Fund was known as the TCI Growth Fund.

CALVERT RESPONSIBLY INVESTED BALANCED PORTFOLIO

Calvert Responsibly Invested Balanced Portfolio seeks to achieve a total return above the rate of inflation through an actively managed non-diversified portfolio of common and preferred stocks, bonds and money market instruments selected with a concern for the social impact of each investment. Prior to May 1, 1995, the Portfolio was known as the Calvert Socially Responsible Series.

Shared Funding Arrangements. Shares of the Fidelity VIP Equity-Income Portfolio, Fidelity VIP II Contrafund and Asset Manager Portfolios, Scudder Capital Growth, Bond and International Portfolios, the American Century VP Capital Appreciation Fund and the Calvert Responsibly Invested Balanced Portfolio (together, the "Shared Funds") currently are available to the separate accounts of a number of insurance companies. The Board of Directors of each Shared Fund is responsible for monitoring that Fund for the existence of any material irreconcilable conflict between the interests of the policyowners of all separate accounts investing in the Fund and determining what action, if any, should be taken in response. If we believe that a Shared Fund's response to any of those events insufficiently protects our Policyowners, we will take appropriate action. If any material irreconcilable conflict arises,the Investment Alternatives may be modified or reduced. See "Charter--FMR and its Affiliates" in the Fidelity Portfolios prospectus, "Investment

Concept of the Fund" in the Scudder Variable Life Investment Fund prospectus, "Shareholders of American Century Variable Portfolios" in the American Century VP Capital Appreciation Fund prospectus, and "Purchase and Redemption of Shares" in the Calvert Responsibly Invested Balanced Portfolio prospectus for a further discussion of the risks associated with the offering of Shared Fund shares to our Separate Account and the separate accounts of other insurance companies.

General Account. Any portion of Account Value allocated to the General Account is credited with interest at a rate we declare from time to time. The current rate will be shown in your initial Policy Specification Pages, and we will send you notice when we change the current rate. The Guaranteed Rate of Interest is the minimum interest rate we will pay. Interest is credited daily and compounded annually. The interest rate may be different for the portions of the General Account representing borrowed and unborrowed amounts under your Policy. See "The Policies--Access to Account Values--Policy Loans".

Premiums allocated and transfers made to the General Account become part of the general assets of American Life, which support our insurance and annuity obligations. Because of exemptive and exclusionary provisions, interests in our General Account have not been registered under the Securities Act of 1933 ("1933 Act") nor is the General Account registered as an investment company under the 1940 Act. Accordingly, neither the General Account nor any interest therein is subject generally to the provisions of the 1933 or 1940 Acts, and we have been advised that the staff of the Commission has not reviewed the disclosures in this Prospectus which relate to the General Account. Disclosures regarding the fixed portion of the Policies and the General Account, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

ACCOUNT VALUE

The Account Value of your Policy at any time is your current value in the General Account plus the current value of the Investment Accounts maintained for you under your Policy. When you allocate amounts to an Investment Fund, we will credit the appropriate Investment Account of your Policy with "Accumulation Units" of that Investment Fund. The value of those Accumulation Units reflects the value of the Underlying Fund Portfolio shares held by that Investment Fund and the deduction each Valuation Day of administrative, mortality risk and expense risk charges at an aggregate annual rate of 1.25%. See "Charges and Deductions" below.

General Account Value. The current value of your allocations to the General Account is equal to (i) the total of all amounts allocated under your Policy to the General Account, plus (ii) all interest accrued thereon, minus (iii) the sum of any withdrawals or transfers under the Policy from the General Account and all charges deducted from the General Account.

Investment Account Values. The current value of any Investment Account under your Policy on any Valuation Day is equal to (i) the number of Accumulation Units of the Investment Fund associated with that Investment Account credited to your Policy on that Valuation Day, multiplied by (ii) the Accumulation Unit Value for that Investment Fund for the Valuation Period which includes that Valuation Day. On any Valuation Day, when an amount is allocated to, or withdrawn, transferred or deducted from, an Investment Account, the number of Accumulation Units to be credited to or charged against your Policy will be (i) the amount so allocated, withdrawn, transferred or deducted, divided by (ii) the Accumulation Unit Value for the specified Investment Fund for that Valuation Day.

The Accumulation Unit Value for an Investment Fund for any Valuation Period is the Accumulation Unit Value for that Investment Fund for the preceding Valuation Period multiplied by the Accumulation Unit Value Change Factor for that Investment Fund for the current Valuation Period. The Accumulation Unit Value Change Factor for a Valuation Period is (i) divided by (ii), where (i) is the asset value of the Investment Fund at the end of the current Valuation Period before any amounts are allocated to, or withdrawn, deducted or transferred from, that Investment Fund during the Valuation Period, divided by the asset value of that Investment Fund at the end of the preceding Valuation Period after any change in the number of Accumulation Units for that Valuation Period, and (ii) is 1.00 plus the component of total Separate Account charges for the number of days from the end of the preceding Valuation Period to the end of the current Valuation Period.

TRANSFERS

You may transfer all or any part of your Account Value (excluding any amounts in the General Account representing Policy Loans) between and among the General Account and any of the Investment Accounts.

All transfer requests must be made in a manner satisfactory to us, including specification of the General Account and/or the Investment Accounts involved. Transfer requests will be effective on their Valid Transaction Dates. The amount to be transferred may be designated in your transfer request as (a) a dollar amount, (b) a number of Accumulation Units (if you are transferring Account Value from one of your Investment Accounts), or (c) any whole percentage of the value of the General Account or Investment Account.

If the transfer is from the General Account, the amount to be transferred will be the lesser of (a) the amount requested or (b) the amount in the General Account as of the date of transfer that exceeds any amount therein held as collateral for Policy Loans. If the transfer is from an Investment Account, the amount to be transferred will be the lesser of (a) the amount requested and (b) the amount that is in that Investment Account as of the date of the transfer. Transfers from an Investment Account will be effected by cancelling Accumulation Units of the associated Investment Fund credited to your Account Value in an amount equal to the amount to be transferred; transfers to an Investment Account will be effected by crediting additional Accumulation Units of the associated Investment Fund to your Account Value in an amount equal to the amount to be transferred. All values will be calculated using Accumulation Unit values calculated for each Investment Fund involved on the date of the transfer.

ACCESS TO ACCOUNT VALUES

You may obtain all or part of your Account Value by surrendering your Policy, by making a partial withdrawal from your Policy or by taking a Policy Loan. If the insured has a terminal illness, you also may be eligible to obtain an Accelerated Benefit payment, as described below. Each of these transactions may have tax consequences, and certain transactions may cause your Policy to become a Modified Endowment Contract. See "Federal Tax Considerations" below.

Surrender. At any time prior to the Maturity Date, while the insured is alive, you may surrender your Policy and obtain the Surrender Proceeds, which consists of your Account Value minus any Policy Loans outstanding at the time of surrender. To surrender your Policy, you must submit the Policy and a Written Request to our Processing Office. We will pay the Surrender Proceeds on the Valid Transaction Date of the surrender, provided that the insured is alive on that date, and all insurance benefits under your Policy will then cease.

Partial Withdrawals. At any time prior to the Maturity Date, while the insured is alive, you may withdraw part of your Account Value. A partial withdrawal must be in an amount of at least $500, may not reduce the Account Value to less than $100, and cannot exceed the Account Value minus any Policy Loans. We reserve the right to limit the number of partial withdrawals in one Policy Year, although no such limit currently is imposed.

A partial withdrawal will affect both your Account Value and the amount of your Basic Death Benefit. If you have a Face Amount Plan, we will reduce both your Account Value and your Face Amount by the amount of any withdrawal, and we will send you revised Policy Specification Pages reflecting the Face Amount decrease. The reduction in amount of insurance due to a withdrawal generally will be applied in the order of the effective dates of such amounts of insurance, the most recent first. If you have a Face Amount Plus Plan, we will reduce your Account Value by the amount of the withdrawal. A partial withdrawal will not be allowed if it would reduce the Face Amount below the minimum for the Policy. For a discussion of the two Basic Death Benefit plans, see "Insurance Benefits" below.

Policy Loans. You may request a Policy Loan only on amounts held in, or transferred to, the General Account. You will pay interest on the Policy Loan, but the amount held in the General Account as collateral for your Policy Loan will accrue interest at a rate equal to the interest you pay on the Policy Loan less 2%.

We will grant a Policy Loan if the following prior conditions are met:

  (a) We receive at our Processing Office your Written Request for a loan;

  (b) The amount of the loan does not exceed 95% of the current value of the General Account, minus any existing Policy Loans;

  (c) The amount of the loan is at least $500;

  (d) The sole security for the loan is the Policy;

  (e) The Policy is assigned to us in a form acceptable to us; and

  (f) The Policy is in effect.

The interest rate on a Policy Loan will be the adjustable maximum interest rate that we can charge under applicable law. The adjustable maximum interest rate is the greater of (a) the Guaranteed Rate of Interest plus 1% per year or (b) the "Published Monthly Average" for the calendar month ending two months before the date on which the rate is determined. The Published Monthly Average is the Term Monthly Average Corporates yield shown in Moody's Corporate Bond Yield Averages published by Moody's Investors Service, Inc., or any successor thereto or, if that Moody's average is no longer published, a substantially similar average, as established by insurance regulation in the jurisdiction in which the Policy is delivered.

A new interest rate for Policy Loans will be effective beginning on the January 1 next following a change in the maximum rate. The adjustable maximum rate of interest on Policy Loans for each Policy is determined each December 1 on or after the Policy is issued. The Policy Loan interest rate may be increased whenever the adjustable maximum interest rate increases by 0.5% or more a year and must be reduced whenever the adjustable maximum interest rate decreases by 0.5% or more a year.

Interest on Policy Loans accrues daily and is due and payable at the end of the Policy Month in which the loan is made and at the end of each subsequent Policy Month. Any interest not paid when due becomes part of the Policy Loan and bears interest. We will notify you and any assignee on our records (a) at the time a loan is made under your Policy, of the initial rate of interest on that loan, and (b) at least 28 days in advance of an interest rate increase, of the terms of that increase. We will include in such notices the substance of the Policy provisions permitting an adjustable maximum interest rate, and specifying the frequency of interest rate determinations, as permitted by law.

We will not terminate the Policy in a Policy Year solely as the result of a change in the interest rate on a Policy Loan during the Policy Year, and we will maintain coverage during that Policy Year until the time at which the Policy otherwise would have terminated if there had been no such interest rate change during that Policy Year.

You can repay Policy Loans in part or in full at any time if the insured is living and your Policy is in effect. If you do not repay a Policy Loan, it will be deducted from Surrender Proceeds, Maturity Proceeds or Death Proceeds.

If, on any Monthly Anniversary Day, Policy Loans exceed Account Value, then the grace period provisions will apply and you will be notified of the minimum payment you will have to make to prevent the Policy from lapsing. See "Lapse and Reinstatement" below.

Accelerated Benefit. To the extent permitted by your state's laws, the Policyowner may be eligible, under the terms of the Policy or a rider to the Policy, to be paid a lump-sum Accelerated Benefit, provided that the insured is determined to have a terminal illness (a state of health where the insured's life expectancy is 12 months or less). The amount of the Accelerated Benefit is the present value (discounted for a one-year period) of the lesser of (a) $200,000 or (b) 50% of the Death Proceeds that would be payable upon the Valid Transaction Date as of which the Accelerated Benefit is calculated. The interest rate assumed in discounting the Accelerated Benefit will be no greater than the greater of (a) the current yield on 90-day U.S. treasury bills on the Valid Transaction Date or (b) the then-current maximum rate of interest on Policy Loans.

For the Accelerated Benefit to be payable, we must receive at our Processing
Office: (i) the Policy or, if applicable, the Accelerated Benefit rider; (ii) your Written Request for payment of the Accelerated Benefit; (iii) the Written Consent of all irrevocable beneficiaries, if any; and (iv) evidence satisfactory to us of the insured's terminal illness. In addition, the Policy must be in force on the date of your request and must not have been assigned (other than to us as security for a Policy Loan). Finally, the insured's terminal illness must not be a consequence of intentionally self-inflicted injuries. If the insured dies before a requested Accelerated Benefit payment is made, we will instead pay the Death Proceeds to the beneficiary in accordance with the Policy.

The required evidence of terminal illness may include, but is not limited to:
(a) a certification of such a state of health by a licensed physician who (i) has examined the insured, (ii) is qualified to provide that certification and
(iii) is neither the Policyowner, the insured, nor a family member of either; and (b) a second opinion or examination by a physician we designate (any such determination to be at our expense).

After an Accelerated Benefit payment is made, the Policy will continue in force, but with amounts otherwise payable under the Policy and any riders to it reduced by the percentage of the Death Proceeds (calculated as of the Valid Transaction Date) that has been "accelerated" by means of the Accelerated Benefit (i.e., the percentage derived by dividing the Accelerated Benefit by the Death Proceeds at the Valid Transaction Date). The Policy's Face Amount, Account Value, Policy Loans and any Proceeds payable after the Accelerated Benefit payment is made all will be reduced by that percentage. However, any subsequent premiums and cost of insurance charges under the Policy will be payable based on the Account Value and Face Amount that were in effect prior to the payment of the Accelerated Benefit.

INSURANCE BENEFITS

Death Proceeds. Upon our receipt of due proof of the death of the insured while the Policy is in effect, the Death Proceeds will be payable to the beneficiary. The Death Proceeds are calculated as of the date of the insured's death. You should provide written proof of death as soon as is reasonably possible. The Death Proceeds will be equal to the Basic Death Benefit plus any insurance benefits payable under any riders to the Policy, minus the sum of any Policy Loans and unpaid monthly deductions prior to the date of the insured's death.

Basic Death Benefit. There are two Basic Death Benefit plans available under this Policy: the "Face Amount Plan" and the "Face Amount Plus Plan."

Under the Face Amount Plan, the Basic Death Benefit will be the greater of (a) the Policy's Face Amount on the date of the insured's death or (b) the Policy's Account Value on the date of the insured's death multiplied by the appropriate Corridor Percentage from the Corridor Percentage Chart set forth below. The Face Amount Plan generally provides you with a fixed death benefit because the Basic Death Benefit is based on the Face Amount. Premiums paid and the investment performance of your chosen Investment Alternatives will impact your Account Value and, accordingly, the amount at risk on which cost of insurance charges are imposed. See "Charges and Deductions--Cost of Insurance Charges" below.

Under the Face Amount Plus Plan, the Basic Death Benefit will be the greater of
(a) the Face Amount on the date of the insured's death plus the Account Value on that date or (b) the Account Value on the date of the insured's death multiplied by the appropriate corridor percentage from the Corridor Percentage Chart set forth below. The Face Amount Plus Plan provides you with a variable death benefit because the Account Value, which is a component of the Basic Death Benefit, will vary with premiums paid and the investment performance of your chosen Investment Alternatives.

Corridor Percentages. The Corridor Percentage Chart is based upon the insured's attained age on the date of the insured's death. These percentages are based upon the requirements of the Code and we reserve the right to change them in accordance with future revisions of the Code so that the Policy will continue to qualify as life insurance for purposes of the Code.

                           CORRIDOR PERCENTAGE CHART

ATTAINED     CORRIDOR      ATTAINED      CORRIDOR       ATTAINED        CORRIDOR
  AGE       PERCENTAGE       AGE        PERCENTAGE         AGE         PERCENTAGE
--------    ----------     --------     ----------     -----------     ----------
0-40           250%           54           157%            68             117%
   41          243            55           150             69             116
   42          236            56           146             70             115
   43          229            57           142             71             113
   44          222            58           138             72             111
   45          215            59           134             73             109
   46          209            60           130             74             107
   47          203            61           128          75 to 90          105
   48          197            62           126             91             104
   49          191            63           124             92             103
   50          185            64           122             93             102
   51          178            65           120             94             101
   52          171            66           119         95 or older        100
   53          164            67           118

Face Amount Increases and Decreases. From time to time, your life insurance needs may change. The Policy permits you to increase or decrease the Face Amount of your Policy in certain circumstances. To change your Face Amount, you must submit to our Processing Office a Written Request. A change in Face Amount may not cause the Face Amount to be less than $25,000 ($5,000 for Policies with a Payroll Deduction Rider) and may not cause the Policy to cease to qualify as life insurance under the Code. We reserve the right to limit the amount of any increase or decrease. The current minimum for any requested change in Face Amount is $5,000. If the insured is not living on the effective date of a change, the change will not take effect. Following any change in Face Amount, we will send you new Policy Specifications Pages that update the information to reflect the change. Certain reductions in Face Amount may cause your Policy to become a Modified Endowment Contract. See "Federal Tax Considerations."

A request for an increase in Face Amount must be accompanied by evidence satisfactory to us that the insured is insurable. Cost of insurance charges on the additional Face Amount will be based on the insured's premium class at the time of the increase. An increase in Face Amount will be effective only if and when we expressly approve it. The effective date of a decrease in Face Amount will be the first Monthly Anniversary Day on or after the date we receive your request. To the extent applicable, a decrease in Face Amount will first reduce any prior increases in Face Amount, in reverse of the order in which they occurred (i.e., the most recent Face Amount increase will be the first reduced), and then will reduce the original Face Amount.

Change of Basic Death Benefit Plan. You may request a change in your Basic Death Benefit plan. The change will be effected in a way that keeps the Basic Death Benefit payable on the effective date of the change the same as it would have been without the requested change. If you have a Face Amount Plan, you can change it to a Face Amount Plus Plan, which will decrease your Policy's Face Amount by the amount of the Account Value as of the effective date of the change. If you have a Face Amount Plus Plan, you may be able to change it to a Face Amount Plan, which would increase your Policy's Face Amount by the amount of the Account Value as of the effective date of the change. We may require satisfactory current evidence of insurability prior to approving a change from a Face Amount Plus Plan to a Face Amount Plan. A change in Basic Death Benefit plan will become effective as of the first Monthly Anniversary Day on or after we receive at our Processing Office your Written Request (which, in the case of a change that would increase your Policy's Face Amount, may include evidence acceptable to us of current insurability).

Maturity Benefit. If on the Maturity Date the insured is still living and the Policy is still in effect, the Maturity Proceeds will be payable. The Maturity Proceeds are equal to your Account Value, minus any Policy Loans and unpaid monthly deductions.

CHARGES AND DEDUCTIONS

Cost of Insurance Charges. Each Monthly Anniversary Day, charges are deducted to compensate American Life for the life insurance coverage to be provided in the next month. The amount to be deducted is equal to the product of (a) times
(b), where (a) is American Life's amount at risk (the Policy's Basic Death Benefit minus the Account Value as of the Monthly Anniversary Day) and (b) is an amount equal to the cost per $1,000 of insurance rate divided by $1,000. These rates will be no greater than those permitted under the 1980 Commissioner's Standard Ordinary mortality table for the insured's premium class. Cost of insurance rates will vary according to the insured's age and premium class. For Policies without a Payroll Deduction Rider, rates also will vary according to the insured's gender. For Policies with a Payroll Deduction Rider and where required by law for any Policy, cost of insurance rates are unisex, i.e., the same rates apply for male and female insureds of the same age and rating classification. Unisex rates are more favorable to males than gender based rates, and gender based rates are more favorable to females than unisex rates. The guaranteed maximum cost of insurance rates for Policies with a Payroll Deduction Rider also are unisex.

Cost of insurance is computed separately for the initial Face Amount and for each increase in the Face Amount. The cost of insurance rates are based on the insured's age at the beginning of the Policy Year and on the applicable premium class. For the initial Face Amount, the premium class on the Issue Date will be used. For any increase in Face Amount, the premium class in effect at the time of that increase will be used.

Cost of insurance rates will be determined by us based on our estimates of future cost factors such as mortality, investment income, expenses, and the length of time Policies stay in force. We may adjust the cost of insurance rates from time to time. Any adjustments will be made on a uniform basis. If the insured's premium class is standard, then the rates will never be greater than the guaranteed insurance rates shown in your Policy Specification Pages.

Cost of insurance charges will be deducted from the portion of Account Value, if any, allocated to the General Account. If no portion of Account Value has been allocated to the General Account, or if such allocation is insufficient to pay all of the cost of insurance charges, those charges will be deducted from Account Values allocated to one or more of the Investment Funds in the following order: (a) Investment Corporation Money Market Fund, (b) Investment Corporation Short-Term Bond Fund, (c) Investment Corporation Mid-Term Bond Fund, (d) Investment Corporation Bond Fund, (e) Scudder Bond Fund, (f) Investment Corporation Composite Fund, (g) Fidelity VIP II Asset Manager Fund,
(h) Calvert Responsibly Invested Balanced Fund, (i) Fidelity VIP Equity-Income Fund, (j) Investment Corporation All America Fund, (k) Investment Corporation Equity Index Fund, (l) Fidelity VIP II Contrafund Fund, (m) Investment Company Aggressive Equity, (n) Scudder Capital Growth Fund, (o) Scudder International Fund, and (p) American Century VP Capital Appreciation Fund.

Administrative Charges. To pay for expenses incurred by American Life in administering the Policies, a charge at an annual rate of 0.40% will be deducted from Separate Account assets each Valuation Day and a charge of the lesser of $2.00 or 1/12 of 1% of Account Value will be deducted on each Monthly Anniversary Day (in the manner described above for cost of insurance charges). We reserve the right to increase these charges if the revenues from these charges are insufficient to cover our costs of administering the Policies. However, in no event will the .40% charge be increased to more than an annual rate of .65% or the $2.00 (or 1/12 of 1% of Account Value) charge increased to more than $10 per month. The charge at an annual rate of 0.40% with respect to the Separate Account's investment in the American Century VP Capital Appreciation Fund will be reduced to 0.20% to the extent we are reimbursed for certain expenses, as discussed below under "Fees and Expenses of Underlying Funds".

Mortality and Expense Risks Charges. Each Valuation Day a deduction is made from Separate Account Assets for mortality and expense risks assumed by American Life in connection with the Policies. The mortality risk charge, at an annual rate of 0.70%, compensates American Life for assuming the risk that insureds may live for a shorter period of time than estimated for purposes of current or guaranteed cost of insurance rates. The expense risk charge, at an annual rate of 0.15%, compensates American Life for the risk that its expenses incurred in administering the Policies will be greater than it estimated. American Life will realize a gain from these charges to the extent that they are not needed to provide benefits and pay expenses under the Policies.

Fees and Expenses of Underlying Funds. Each Investment Fund of the Separate Account purchases shares of an Underlying Fund Portfolio at net asset value. That net asset value reflects investment management and other fees and expenses incurred by that Underlying Fund Portfolio. Detailed information concerning those fees and expenses is set forth in the prospectuses for the Underlying Funds that are attached to this Prospectus.

Each Investment Corporation Fund receives investment advice from Capital Management, an indirect, wholly-owned subsidiary of Mutual of America. Capital Management receives from each such Fund a fee calculated as a daily charge at the annual rate of .25% of the value of the net assets in the Money Market Fund; .125% of the value of the net assets in the Equity Index Fund; .50% of the value of the net assets in the All America, Bond, Short-Term Bond, Mid-Term Bond and Composite Funds; and .85% of the value of the net assets in the Aggressive Equity Fund. Capital Management, which serves as investment adviser of each Investment Corporation Fund, voluntarily pays all of the expenses of the Funds other than advisory fees, brokers' commissions, transfer taxes and other fees relating to portfolio transactions. See "The Funds' Expenses" in the Investment Corporation prospectus.

Capital Management, with respect to the Active Assets of the All America Fund, has entered into subadvisory agreements (each a "Subadvisory Agreement") with three professional advisers: Palley-Needelman Asset Management, Inc. ("Palley-Needelman"), Oak Associates, Ltd. ("Oak Associates") and Fred Alger Management, Inc. ("Alger Management"). Capital Management, at its own expense, pays to the Subadvisers an amount calculated as a daily charge at the following annual rates: Palley-Needelman, .30%; Oak Associates, .30%; and Alger Management,
 .45%; of the value of the net assets for which each Subadviser is providing investment advisory services.

Fidelity VIP Equity-Income Portfolio, Fidelity VIP II Contrafund Portfolio and Fidelity VIP II Asset Manager Portfolio receive investment advice from Fidelity Management & Research Company ("FMR"). FMR receives from each Portfolio a fee, calculated as a daily charge and payable monthly, that is a sum of two components multiplied by average net assets. The components are a group fee rate based on the monthly average net assets of all the mutual funds advised by FMR, which cannot exceed .52% and declines as assets rise, and an individual fund fee rate. The effective group fee rate as of December 31, 1996 was .3021%, and the individual fund fee rates for the Equity-Income, Contrafund and Asset Manager Portfolios are .20%, .30% and .25%, respectively.

Each Scudder Portfolio receives investment advice from Scudder, Stevens & Clark, Inc., and Scudder, Stevens & Clark, Inc. receives from each such Scudder Portfolio a fee calculated as a daily charge at the annual rate of .475% of the average net assets in the Scudder Capital Growth Portfolio and the Scudder Bond Portfolio and .875% of the average net assets in the Scudder International Portfolio. Also, there may be deducted from each Scudder Portfolio up to an additional .275% of the average net assets in the Scudder Capital Growth Portfolio and the Scudder Bond Portfolio, and .625% of the average net assets in the Scudder International Portfolio, for expenses incurred by such Portfolio.

Pursuant to the Participation Agreement between Scudder and American Life, American Life will make a capital contribution to Scudder when the annual operating expenses of either or both of the Capital Growth and Bond Portfolios exceed .75% of their respective average net assets, and when such expenses of the International Portfolio exceed 1.5% of its average net assets. American Life will pay its pro rata portion, allocated among certain insurance companies that purchase shares of the Capital Growth and Bond Portfolios, of the amount required to reduce the annual operating expenses of such Portfolios to the specified percentages.

American Century VP Capital Appreciation Fund (formerly called TCI Growth Fund) receives investment advice from American Century Investment Management, Inc. (previously known as Investors Research Corporation), and American Century Investment Management, Inc. receives from the American Century VP Capital Appreciation Fund a fee calculated as a daily charge at the annual rate of 1.00% of the assets of the American Century VP Capital Appreciation Fund. Many investment companies pay smaller management fees than the aforesaid fee paid by American Century VP Capital Appreciation Fund to American Century Investment Management, Inc. However, American Century Variable Portfolios, Inc. (formerly known as TCI Portfolios, Inc.) has stated in the prospectus for the American Century VP Capital Appreciation Fund, which is attached to this Prospectus, that most, if not all, of such companies also pay, in addition, certain of their own expenses, while all expenses except brokerage, taxes, interest, fees and expenses of non-interested directors (including counsel fees) and extraordinary expenses are paid by American Century Investment Management, Inc.

Pursuant to the Fund Participation Agreement among the Insurance Company, American Century Variable Portfolios, Inc. and American Century Investment Management, Inc., American Century Investment Management, Inc. pays the Insurance Company for certain administrative savings resulting from that agreement. Currently, that payment is an amount equal to .20% per annum of the average amount of the Separate Account's investment in American Century VP Capital Appreciation Fund, provided the aggregate amount of the Separate Account's investment and the investments of other separate accounts of the Insurance Company and Mutual of America in the American Century VP Capital Appreciation Fund for that month exceeds $10 million. The administrative fees assessed against the Separate Account Fund holding shares of American Century VP Capital Appreciation Fund are reduced by the full amount of such payments to the Insurance Company.

Calvert Responsibly Invested Balanced Portfolio receives investment advice from Calvert Asset Management Company, Inc., and the Sub-Advisor to the Portfolio is NCM Capital Management Group, Inc., which manages the equity portion of the Portfolio. Calvert Asset Management Company, Inc. receives from Calvert Responsibly Invested Balanced Portfolio a monthly base fee computed on a daily basis at an annual rate of 0.70% (subject to adjustment as described below) of average net assets of the Portfolio. Calvert Asset Management Company, Inc. pays the Sub-Advisor's Fee. Calvert Asset Management Company, Inc. and the Sub-Advisor may earn (or have their fees reduced by) performance fee adjustments based on the extent to which the Portfolio exceeds or trails the Lipper Balanced Funds Index. The performance adjustments could cause the annual rate to be as high as .85% or as low as .55% of average net assets.

Accelerated Benefit Fee. A one-time administrative fee will be deducted from the Policyowner's Accelerated Benefit if and when payment of an Accelerated Benefit payment is made. See "The Policies--Access To Account Values-- Accelerated Benefit." The amount of the Accelerated Benefit fee is $250.

Premium Taxes. We currently do not deduct state premium taxes from your premium payments. American Life reserves the right to deduct all or a portion of the amount of any applicable taxes, including state premium taxes, from premiums prior to any allocation of those premiums among the General Account and the Investment Funds. Currently, most state premium taxes range from 2% to 4%. See "Federal Tax Considerations--American Life's Taxes".

SUPPLEMENTAL INSURANCE BENEFITS

Subject to certain requirements, we may in the future make one or more supplemental insurance benefits available by rider to your Policy, including ones providing accidental death coverage and coverage for children of an insured. Initially, supplemental insurance benefits will be available only for Policies with Payroll Deduction Riders. The cost of any supplemental benefits will be deducted from your Account Value on each Monthly Anniversary Day.

An accidental death benefit rider provides that if the insured dies as a result of an accidental bodily injury, American Life will pay an accidental death benefit equal to the initial Face Amount of the Policy (to a maximum of $200,000).

The monthly cost per thousand of coverage for the accidental death benefit rider will be $.10. All unmarried dependent children between 14 days and 18 years of age may be included under a children's term rider. Each additional child is insured automatically when 14 days old at no increase in premium. Insurance continues to age 21 of the child or to age 65 of the primary insured, whichever is earlier. Upon reaching age 21, each covered child has the opportunity of purchasing $5,000 of life insurance for each $1,000 of children's term rider. The premium charged for the converted policy will be at the standard rates then in effect. The total monthly cost per $1,000 of coverage for all covered children is $.60 to a maximum of $5,000 per child.

LAPSE AND REINSTATEMENT

If, on any Monthly Anniversary Day, deduction of the charges then due would result in the Account Value, minus any outstanding Policy Loans, being less than zero, a 61-day "grace period" will begin. The Policy will remain in effect during the grace period, but if the insured dies during the grace period, any Death Proceeds due will be reduced by the amount of any overdue monthly deduction.

We will mail a notice to you and any assignee on our records, informing you of when the grace period will expire and the minimum amount of premium payment that must be paid prior to the end of the grace period in order to prevent the Policy from lapsing. If no such payment has been received in our Processing Office prior to the expiration of the grace period, then the Policy will lapse and have no value.

A lapsed Policy can be reinstated during the insured's lifetime if all of the following conditions are met:

  (a) The Policy lapsed because the grace period ended without the required payment having been made.

  (b) The Policy is reinstated within three years of the end of the grace period.

  (c) The Policy has not been surrendered.

  (d) We receive from you evidence that the insured is insurable by our standards.

  (e) You pay, at time of reinstatement, premiums sufficient to keep the Policy in effect for at least two months.

  (f) You pay any insurance charges not paid during the grace period.

  (g) We approve the reinstatement in accordance with our established guidelines for reinstatement.

Reinstatement of a lapsed Policy will become effective on the date it is approved by us. The Account Value on the effective date of reinstatement will be whatever the premium paid at such time will provide. Cost of insurance charges subsequent to a reinstatement will be based upon the insured's premium class as of the reinstatement rather than his or her premium class when the Policy was initially issued.

                    AMERICAN LIFE AND SEPARATE ACCOUNT NO. 3

AMERICAN LIFE

American Life was organized under the laws of the State of New York in 1955 and currently is authorized to transact business in 50 states, the District of Columbia and the United States Virgin Islands. It is an indirect wholly-owned subsidiary of Mutual of America, a mutual life insurance company also organized under New York law. American Life's home office is located at 320 Park Avenue, New York, New York 10022.

American Life engages in the sale of individual and group life insurance, group disability, individual annuities and pension plans. American Life invests the assets it derives from its business in the manner permitted under applicable state law. As of December 31, 1996, it had total assets of approximately $1.3 billion.

American Life's operations as a life insurance company are reviewed periodically by various independent rating agencies such as A.M. Best & Company, Standard & Poor's Corporation and Duff & Phelps Credit Rating Company. Such agencies publish their ratings. From time to time American Life obtains reprints and distributes these rating reports in whole or in part or summaries of them to be given to the public. The ratings concern American Life's operations as a life insurance company and do not imply any guarantees of performance of the Separate Account.

THE SEPARATE ACCOUNT

The Separate Account was established pursuant to a resolution adopted by American Life's Board of Directors on February 23, 1993. The Separate Account is registered with the Securities and Exchange Commission ("Commission") as a unit investment trust under the 1940 Act. Registration with the Commission does not involve supervision by the Commission of management or investment practices or policies of the Separate Account or American Life.

The Separate Account is divided into sixteen distinct sub-accounts (the "Investment Funds"), each of which invests in the shares of a single Underlying Fund Portfolio. The assets of each Investment Fund are the property of American Life. The Separate Account assets attributable to the Policies and to any other life insurance policies funded by the Separate Account are not chargeable with liabilities arising out of any other business American Life may conduct. The income, capital gains and capital losses of each Investment Fund are credited to or charged against the net assets held in that Investment Fund, without regard to the income, capital gains and capital losses arising out of the business conducted by any other Investment Fund or out of any other business that American Life may conduct.

American Life does not guarantee the investment performance of the Separate Account as a whole or of any of the Investment Funds. Your Account Value with respect to the Investment Accounts will depend upon the value of the assets held in the Investment Fund(s) you select. Accordingly, you bear the full investment risk for all amounts allocated to the Separate Account.

The Separate Account and American Life are subject to supervision and regulation by the Superintendent of Insurance of the State of New York, and by the insurance regulatory authorities of each State in which American Life is licensed to do business.

                           FEDERAL TAX CONSIDERATIONS

The following summary provides a general description of the Federal income tax considerations associated with the Policies and does not purport to be complete or to cover all situations. Special tax rules may be applicable to certain purchase situations not discussed in this Prospectus. A detailed description of the Federal income tax consequences related to the purchase of the Policies cannot be made in this Prospectus. In addition, no attempt is made here to consider any applicable state or other tax laws. This discussion of Federal tax considerations is based upon American Life's understanding of current Federal income tax laws as they are currently interpreted and is not intended as tax advice. No representation is made concerning the likelihood of continuation of the present Federal income tax laws or of the current interpretations of those laws by the Internal Revenue Service ("IRS").

WE DO NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY POLICY OR ANY TRANSACTION INVOLVING THE POLICIES. FOR DETAILED INFORMATION AND ADVICE REGARDING THE TAX CONSEQUENCES TO YOU OF PURCHASING A POLICY OR OF EFFECTING ANY TRANSACTION UNDER THE POLICIES, COUNSEL OR OTHER QUALIFIED TAX ADVISERS SHOULD BE CONSULTED.

TAX STATUS OF THE POLICIES

Section 7702 of the Code defines "insurance contract" for Federal tax purposes. The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance concerning how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of
Section 7702, that Policy would not provide the tax advantages normally provided by a life insurance policy.

Based primarily upon IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702 issued on July 5, 1991, American Life believes that a Policy issued on the basis of a standard premium class should meet the
Section 7702 definition of a life insurance contract. There is less guidance, however, concerning whether a Policy issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk) meets the Section 7702 definition of life insurance contract. Thus, it is not clear whether or not such a Policy would meet that definition, particularly if the Policyowner pays the full amount of premiums permitted under the Policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, American Life may take whatever steps are appropriate and reasonable to attempt to cause that Policy to comply with Section 7702. For that reason, American

Life reserves the right to restrict Policy transactions as necessary to attempt to qualify the Policy as a life insurance contract under Section 7702.

Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code. The Separate Account, through the Underlying Fund Portfolios, intends to comply with the diversification requirements prescribed in Treasury Regulation Section 1.817-5. American Life believes that the Separate Account will thus meet the diversification requirement, and American Life will monitor continued compliance with the requirement.

The Treasury has announced that the diversification regulations do not provide guidance concerning the issue of the number of investment options and switches among such options a Policyowner may have before being considered to have investment control and thus to be the owner of the related assets in the Separate Account. It is not clear whether additional guidance in this regard will be provided or whether it will be applied solely on a prospective basis. It is possible that if additional guidance on this issue is promulgated, the Policy may need to be modified to comply with that guidance. Accordingly, American Life reserves the right to modify the Policy as necessary to attempt to prevent the Policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the Policy for favorable tax treatment.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

In General. American Life believes that the Proceeds and Account Value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for Federal income tax purposes. Thus, the death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Basic Death Benefit option, a Policy Loan, a partial withdrawal, a surrender, a change in ownership, a change of insured, the payment of an Accelerated Benefit or an assignment of the Policy may have Federal income tax consequences. In addition, Federal, state and local transfer and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policyowner or beneficiary.

Generally, the Policyowner will not be deemed to be in constructive receipt of the Account Value, including increments thereof, until there is a distribution. The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract", discussed below. Upon a complete surrender or lapse of a Policy or when benefits are paid at the Maturity Date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax, regardless of whether the Policy is considered to be a Modified Endowment Contract.

Distributions from Policies Not Classified as Modified Endowment Contracts. A distribution from a Policy that is not a Modified Endowment Contract is generally treated as a tax-free recovery by the Policyowner of the investment in the Policy (described below) to the extent of that investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the investment in the Policy. An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policyowner in order for the Policy to continue complying with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702.

Loans from, or secured by, a Policy that is not a Modified Endowment Contract are not treated as distributions. Instead, such loans are treated as indebtedness of the Policyowner.

Finally, neither distributions (including distributions upon surrender) nor loans from, or secured by, a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional tax applicable to certain distributions received or loans taken from a Policy that is a Modified Endowment Contract.

Modified Endowment Contracts. Section 7702A of the Code establishes a class of life insurance contracts designated as Modified Endowment Contracts. Policies are considered to be Modified Endowment Contracts if they fail the "seven pay test" described below. That test is failed if the cumulative amount of premiums paid under a Policy at any time during its first seven years (or seven years from the date of a material change to the Policy) exceeds a certain level in relation to the then current death benefit.

In general, a Policy will be a Modified Endowment Contract if the accumulated premiums paid at any time during the first seven policy years exceed the sum of the net level premiums which would have been paid on or before that time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven pay test"). The determination of whether a Policy will be a Modified Endowment Contract after a material change generally depends upon the relationship of the death benefit and Account Value at the time of that change and the additional premiums paid in the seven years following the material change. If the death benefit under a Policy is reduced by a decrease in the Face Amount or a partial withdrawal during either the first seven years after Policy issuance or a material change to the Policy, the seven-pay test will be recalculated as though the new death benefit had applied since the Policy was issued or materially changed. Due to the Policy's payment flexibility, classification as a Modified Endowment Contract will depend on the individual circumstances of each Policy.

If a premium is credited that would cause a Policy to become a Modified Endowment Contract, American Life will notify the Policyowner that unless a refund of the excess premium is requested by the Policyowner, the Policy will become a Modified Endowment Contract. The notification will provide instructions and time requirements for making the request.

The rules relating to whether a Policy will be treated as a Modified Endowment Contract are extremely complex and cannot be described adequately in this summary. Therefore, a current or prospective Policyowner should consult with a competent advisor to determine whether a particular transaction will cause the Policy to be treated as a Modified Endowment Contract.

Distributions from Policies Classified as Modified Endowment
Contracts. Policies classified as Modified Endowment Contracts will be subject to the following tax rules: First, all distributions from such a Policy, including distributions upon surrender and partial withdrawals and distributions within two years before the Policy became a Modified Endowment Contract, are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Account Value immediately before the distribution over the investment in the Policy (described below) at that time. Second, loans taken from or secured by such a Policy are treated as distributions from the Policy and taxed accordingly. Past due loan interest that is added to the loan amount is treated as a loan. Third, a 10 percent additional income tax is imposed on the portion of any distribution from, or loan taken from or secured by, such a Policy that is included in income except where the distribution or loan is made on or after the Policyowner attains age 59 1/2, is attributable to the Policyowner's becoming disabled, or is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policyowner or the joint lives (or joint life expectancies) of the Policyowner and the Policyowner's beneficiary. All Modified Endowment Contracts that are issued by American Life (or its affiliates) to the same Policyowner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includable in the Policyowner's gross income under Section 72(e) of the Code.

Policy Loan Interest. Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. In addition, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of, or is financially interested in the business carried on by, that taxpayer will not be tax deductible to the extent the aggregate amount of the loans with respect to contracts covering that individual exceeds $50,000. The deduction of interest on Policy Loans may also be subject to other restrictions under Section 264 of the Code.

Investment in the Policy. Investment in the Policy means (i) the aggregate amount of any premiums or other consideration paid for a Policy, minus (ii) the aggregate amount received under the Policy which has been excluded from gross income of the Policyowner (except that the amount of any loan from, or secured by, a Policy that is a Modified Endowment Contract, to the extent that the amount has been included in the gross income of the Policyowner).

Estate Taxes. The Death Proceeds payable under the Policy are includable in the insured's gross estate for federal estate tax purposes if the Death Proceeds are paid to the insured's estate or if the Death Proceeds are paid to a beneficiary other than the estate and the insured either possessed incidents of ownership in the Policy at the time of death or transferred incidents of ownership in the Policy to another person within three years of death.

Whether or not any federal estate tax is payable with respect to Death Proceeds that may be included in an insured's gross estate depends on a variety of factors, including the following. A smaller size estate may be exempt from federal estate tax because of a current estate tax credit which generally is equivalent to an exemption of $600,000. In addition, Death Proceeds paid to a surviving spouse may not be taxable because of a 100% estate tax marital deduction. Furthermore, Death Proceeds paid to a tax-exempt charity may not be taxable because of the allowance of an estate tax charitable deduction.

If the Policyowner is not the insured, and the Policyowner dies before the insured, the value of the Policy, as determined under Internal Revenue Service regulations, is includable in the federal gross estate of the Policyowner for federal estate tax purposes. Whether a federal estate tax is payable depends on a variety of factors, including those listed in the preceding paragraph.

AMERICAN LIFE'S TAXES

At the present time, American Life makes no charge to the Separate Account or otherwise for any Federal, state or local taxes that American Life incurs that may be attributable to the Separate Account or to the Policies. American Life reserves the right to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.

                                 OTHER MATTERS

VOTING RIGHTS

Because American Life is the legal owner of the shares of the Underlying Funds in which the Separate Account invests, American Life has the right to vote on all matters submitted to a vote of shareholders of the Underlying Funds or any Underlying Fund Portfolio. However, based upon its interpretation of applicable law and so long as the Securities and Exchange Commission continues to interpret the 1940 Act as requiring pass-through voting privileges, American Life will vote Underlying Fund shares held in the Investment Funds in accordance with instructions received from Policyowners with Account Values allocated to those Investment Funds. Other insurance companies with separate accounts that purchase shares of Underlying Fund Portfolios also will give their policyholders the right to vote on matters submitted to that Underlying Fund or Underlying Fund Portfolio.

Underlying Fund Portfolio shares held in each Investment Fund for which no timely instructions are received from Policyowners, including shares not attributable to Policies, will be voted by American Life in the same proportion as those shares in that Investment Fund for which instructions are received. If applicable securities laws (or present interpretations thereof) change in a way that would permit American Life to vote in its own right the shares of Underlying Funds held in the Separate Account, it may elect to do so.

The number of Underlying Fund shares for which voting instructions may be given (including fractional shares) will be determined by American Life as of a date set by the Underlying Fund, which will be not more than 90 days prior to any meeting of Underlying Fund shareholders. The number of shares for which instructions may be given by a Policyowner is determined by dividing the portion of the Policyowner's Account Value allocated to the Investment Fund by the value of one share of the Underlying Fund Portfolio held by that Investment Fund.

American Life may, if required by state insurance officials, disregard voting instructions that would require shares to be voted to cause a change in the sub-classification or investment policies of an Underlying Fund Portfolio, or to approve or disapprove an investment management contract for an Underlying Fund Portfolio. In addition, American Life may disregard voting instructions that would require changes in the investment policies or investment adviser of an Underlying Fund Portfolio, provided that American Life reasonably disapproves such changes in accordance with applicable federal regulations. If American Life disregards any voting instructions, it will advise Policyowners of that action, and its reasons therefor, in its next communication to Policyowners.

TRANSFERS, WITHDRAWALS AND REALLOCATIONS BY TELEPHONE

Requests by Policyowners for transfers among Investment Alternatives or withdrawals, or changes in the formula for allocation of premiums may be made by telephone in lieu of Written Requests. Requests by telephone, however, may be made only if a Policyowner has received a Personal Identification Number, which American Life provides automatically, and agreed to use it in accordance with the applicable rules and requirements. Thereafter, the Policyowner may contact

American Life by telephone (800-872-5963) and request the desired transaction or change. Transfers requested by telephone will go into effect on the date on which the request is made, if received by 4 P.M. Eastern Standard Time (or Daylight Savings Time, as applicable), at the next calculated price. American Life reserves the right to suspend or terminate the right to request transfers, withdrawals or reallocations by telephone at any time. Although failure to follow reasonable procedures may result in American Life's liability for losses due to unauthorized or fraudulent telephone transfers, it will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. American Life will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Those procedures shall include confirming certain information, tape recording all telephone transactions and providing written confirmation thereof.

DOLLAR COST AVERAGING

We offer a Dollar Cost Averaging program that allows you to preauthorize automatic monthly transfers of a specified percentage or dollar amount from the General Account to any of the Investment Funds. Each transfer under the Dollar Cost Averaging program must be at least $100, and at least 12 transfers must be scheduled. We may discontinue the program at any time. Your participation in the Dollar Cost Averaging program will automatically cease if the amount in the General Account (minus any outstanding Policy Loans) is insufficient to support the next scheduled transfer, and you may request termination of participation at any time by request to our Processing Office.

Dollar cost averaging generally reduces the risk of purchasing at the top of a market cycle by reducing the average cost of purchasing Underlying Fund Portfolio shares through the Investment Funds of the Separate Account to less than the average price of the shares on the same purchase dates. This effect occurs because greater numbers of shares are purchased when the share prices are lower than when prices are higher. Dollar cost averaging does not assure you of a profit, nor does it protect against losses in a declining market.

NOTICES AND REPORTS TO POLICYOWNERS

Within 30 days after each calendar quarter, American Life will send you a statement showing, among other things, your Account Value, premiums received, charges incurred and information concerning any Policy Loans. You will be sent a confirmation statement within five business days after any transaction involving purchase, sale or transfer of Accumulation Units of Investment Accounts, except that you will receive quarterly summaries of such transactions under a Payroll Deduction Program, sent within five business days after the end of the quarter. Approximately 20 days prior to the date of a scheduled premium, you will be sent a notice of the amount and due date of that scheduled premium, except that no notices will be sent for scheduled premiums payable under a Payroll Deduction Program or pursuant to a preauthorization of withdrawals from your bank or other account. You also will be sent an annual and semi-annual report for the Separate Account and each Underlying Fund Portfolio, which will include a list of the securities held in each Portfolio as required by the 1940 Act.

DISTRIBUTION OF THE POLICIES

Mutual of America, a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., acts as the principal underwriter and distributor of the Policies. The Policies are offered continuously without a sales charge through employees of American Life and certain employees of Mutual of America. Such employees are salaried employees of American Life or Mutual of America and do not receive commissions for sales of the Policies. All persons engaged in selling the Policies are licensed agents of American Life and are duly qualified registered representatives of Mutual of America. American Life has entered into a Distribution and Administration Agreement with Mutual of America. Under this agreement, American Life pays Mutual of America the cost to Mutual of America of its performance of services for American Life. Because the Policies have no sales load, the costs of distribution will necessarily be paid out of the profits of American Life, including any profits from the Policies' mortality and expense risks charges.

PROCEEDS PAYMENT OPTIONS

Unless otherwise specified in your Policy, Proceeds will be paid in one lump sum. If all or part of any Maturity Proceeds or Death Proceeds are paid in a lump sum, payment will include interest from the Maturity Date or the date of death to the date of payment, credited at the rate then being credited for amounts held at interest under the Interest Payments plan described below. However, while the insured is living, you may choose, or change the choice of, an optional payment plan for all or part of any Proceeds that may arise from your Policy. After Proceeds are applied under any of the optional plans, the payments will not be affected by the investment experience of any Investment Fund.

If you do not arrange for a specific optional payment plan before the insured dies, the beneficiary will have the right to choose an optional payment plan for all or part of any Death Proceeds payable to the beneficiary. If you do arrange for a specific choice, however, the beneficiary cannot change it after the insured dies.

If you change a beneficiary, any optional payment plan chosen previously will no longer be in effect unless you make a Written Request that it continue. A choice or change of optional payment plan must be sent in writing to our Processing Office. The amount of each payment made under a given optional payment plan must be at least $100. Once payments have commenced under any of these optional payment plans, the payment plan may not be changed.

THE PAYMENT PLANS AVAILABLE UNDER THE POLICY ARE:

Interest Payments. We will hold the Proceeds and pay interest to the payee at an effective rate of at least 3% compounded yearly. Principal is paid after the term of years specified at the time the interest payment plan is elected.

Life Payments. We will make equal monthly payments for a guaranteed minimum period to a payee, who must be a natural person of whose date of birth we have been provided written proof. If the payee lives longer than the minimum period, payments will continue for the lifetime of the payee. The minimum period can be either ten years or until the sum of the payments equals the amount of Proceeds applied under this plan. If the payee dies before the end of the guaranteed period, the amount of remaining guaranteed payments for the minimum period will be discounted at an effective rate of 3% compounded yearly. The discounted amounts will be paid in one lump sum to the payee's estate unless otherwise provided.

Payments for a Fixed Period. We will make payments for a period of no more than 25 years in annual, semi-annual, quarterly or monthly installments. The payments will include interest at an effective rate of at least 3% compounded yearly. We may increase the effective annual rate of interest, and to the extent and for the period we do so, the payments will be greater.

Payments of a Fixed Amount. We will make equal annual, semi-annual, quarterly or monthly payments until all of the Proceeds have been paid. We will credit the unpaid balance with interest at an effective rate of at least 3% compounded yearly. The final payment under this option will be any balance equal to or less than one fixed amount payment.

RESERVATION OF RIGHT TO MAKE CHANGES

Changes to Separate Account. Subject to applicable law, we reserve the right to
(a) add new Investment Funds to the Separate Account; (b) add a new separate account; (c) remove Investment Funds from the Separate Account; (d) combine any two or more Investment Funds; (e) combine any two or more separate accounts;
(f) transfer the assets we determine to be attributable to the class of contracts to which this Policy belongs from one Investment Fund of the Separate Account to another; (g) transfer the assets we determine to be attributable to the class of contracts to which this Policy belongs to another separate account; and (h) cause registration or deregistration of the Separate Account under the Investment Company Act of 1940. In the event that a material change in the underlying investments of the Separate Account results from our exercise of these rights, we will advise you of the change.

Changes in Policy Cost Factors. Adjustments in policy cost factors (interest credited, insurance deductions and administrative charges) will be by class and based upon changes in future expectations for such elements as: investment earnings, mortality, persistency, expenses, and taxes. Any change in policy cost factors will be determined in accordance with procedures and standards on file with the insurance regulator of the jurisdiction in which this Policy is delivered. The frequency with which policy cost factors for in-force Policies will be reviewed will be once every five Policy Years, or whenever the premiums or factors for comparable new issues are changed. In no event, however, may the guaranteed insurance rates and the Guaranteed Rate of Interest shown on the Specification Pages of your Policy be changed to your detriment.

Deduction of Premium Taxes. We reserve the right to deduct state premium taxes from premiums received. See "The Policies--Charges and Deductions--Premium Taxes."

MISCELLANEOUS POLICY PROVISIONS

Limit on Right to Contest. The insurance issued under a Policy will not be contestable after it has been in force during the insured's lifetime: (a) with respect to the initial amount of insurance, for two years from the Issue Date;
(b) with respect to each increase in the amount of insurance requiring evidence of insurability, for two years from the effective date for that increase; and
(c) with respect to any amount of insurance that is reinstated, for two years from the effective date of the reinstatement. A contest of a Face Amount increase or of a reinstatement will be based only on the application for that increase or reinstatement.

Suicide Exclusion. If the insured commits suicide within two years from the Issue Date, we will pay no more than an amount equal to: (a) the sum of the Account Value and any insurance charges; minus (b) the sum of any Policy Loans. If there has been an increase in the Basic Death Benefit for which we had the right to require or did require evidence of insurability (other than an increase due solely to a change in the Basic Death Benefit plan) and if the insured commits suicide within two years from the effective date of that increase, then with respect to that increase we will pay no more than the insurance charges deducted for that increase.

Misrepresentation or Misstatement of Age or Sex. If a misrepresentation is made on the application for your Policy or if the age or sex of the insured is misstated on your Policy Specifications Pages, then the Proceeds payable upon proof of the death of the insured will be that which would have been purchased by the most recent monthly deduction for the cost of insurance on the basis of the correct age and sex or as adjusted for the misrepresentation.

Assignment. You must notify us in writing if you assign your Policy. No assignment will be binding until it has been received and recorded at our Processing Office. An assignment will not apply to any payment made before the assignment was recorded. We will not be responsible for the validity of any assignment.

Non-Participation. This is a non-participating policy, which means that it will not share in our profits or surplus earnings through payment of dividends or otherwise.

EXECUTIVE OFFICERS AND DIRECTORS

The name and position of each executive officer and director of American Life, and his or her principal occupation during the past five years, are set forth below. The business address of each person listed below is 320 Park Avenue, New York, NY 10022.

                       POSITIONS AND OFFICES WITH
        NAME                 AMERICAN LIFE           PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
        ----          ---------------------------    -------------------------------------------
Manfred Altstadt      Senior Executive Vice        Senior Executive Vice President and Chief
                      President and Chief          Financial Officer, Mutual of America
                      Financial Officer;
                      Director
William Breneisen     Executive Vice President     Executive Vice President, Office of Technology,
                                                   Mutual of America, since March 1996; Senior Vice
                                                   President from July 1993 to March 1996; prior
                                                   thereto, Vice President
Jeremy J. Brown       Executive Vice President     Executive Vice President and Chief Actuary,
                      and Chief Actuary            Mutual of America, since March 1997; Consulting
                                                   Actuary, Milliman & Robertson, from July 1994 to
                                                   March 1997; prior thereto, various positions in
                                                   Group Pension Department of All American
                                                   Financial
Patrick A. Burns      Senior Executive Vice        Senior Executive Vice President and General
                      President and General        Counsel, Mutual of America, since February 1994;
                      Counsel; Director            prior thereto, Executive Vice President and
                                                   General Counsel
Richard J. Ciecka     Director                     Director and Vice Chairman of the Board, Mutual
                                                   of America, since March 1993; prior thereto,
                                                   Partner, O'Keefe, Ashenden, Lyons & Ward,
                                                   Attorneys at Law
William S. Conway     Executive Vice President;    Executive Vice President, Marketing, Mutual of
                      Director                     America
Rita Conyers          Executive Vice President;    Executive Vice President, Corporate
                      Director                     Communications and Executive Training, Mutual of
                                                   America
Salvatore R. Curiale  Senior Executive Vice        Senior Executive Vice President, Technical
                      President; Director          Operations, Mutual of America, since March 1995;
                                                   prior thereto, Superintendent of Insurance,
                                                   State of New York
John W. Davidson      Director                     President and Chief Executive Officer of Capital
                                                   Management since March 1996; President and Chief
                                                   Executive Officer, Munich Re Capital Management
                                                   Co., from March 1994 to January 1996; prior
                                                   thereto, Vice President, Bankers Trust Company

                      POSITIONS AND OFFICES WITH
       NAME                 AMERICAN LIFE           PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
       ----          ---------------------------    -------------------------------------------
Linda G. DeHooge     Senior Vice President        Senior Vice President, Mutual of America since
                                                  May 1994; prior thereto, Vice President
William A. DeMilt    Executive Vice President     Executive Vice President and Treasurer, Mutual
                     and Treasurer; Director      of America, since February 1994; prior thereto,
                                                  Senior Vice President and Treasurer
James E. Flynn       Senior Vice President,       Senior Vice President, Field Operations, Mutual
                     Field Operations; Director   of America, since 1993; prior thereto, Vice
                                                  President, Mutual of America
James M. Fox         Executive Vice President     Executive Vice President, Mutual of America
                                                  since January 1994; prior thereto, Assistant
                                                  Director of New York Division of the F.B.I.
Thomas E. Gilliam    Executive Vice President;    Executive Vice President and Assistant to the
                     Director                     Vice Chairman, Mutual of America, since October
                                                  1995; prior thereto, Executive Vice President,
                                                  Technical Operations
John R. Greed        Senior Vice President &      Senior Vice President and Deputy Treasurer,
                     Deputy Treasurer             Mutual of America, since July 1996; partner,
                                                  Arthur Andersen LLP, from September 1995 to June
                                                  1996; prior thereto, Senior Manager
Theodore L. Herman   Vice Chairman of the Board;  Vice Chairman, American Life
                     Director
Gregory A. Kleva     Executive Vice President &   Executive Vice President & Deputy General
                     Deputy General Counsel       Counsel, Mutual of America, since February 1995;
                                                  prior thereto, Senior Vice President & Deputy
                                                  General Counsel
Stephanie J. Kopp    Executive Vice President     Executive Vice President and Corporate
                     and Corporate Secretary;     Secretary, Mutual of America
                     Director
Amir Lear            Senior Vice President        Senior Vice President, Mutual of America, since
                                                  April 1994; prior thereto, Vice President
Howard Lichtenstein  President and Chief          President and Chief Operating Officer, American
                     Operating Officer; Director  Life
George L. Medlin     Senior Vice President,       Senior Vice President, Internal Audit, Mutual of
                     Internal Audit               America since July 1993; prior thereto, Vice
                                                  President
Thomas J. Moran      Chairman of the Board and    Chief Executive Officer, Mutual of America,
                     Chief Executive Officer;     since October 1994; prior thereto, President and
                     Director                     Director, Mutual of America
Theodore J. O'Dell   Senior Vice President and    Senior Vice President & Controller, Mutual of
                     Controller                   America, since December 1993; prior thereto,
                                                  Vice President/ Deputy Controller, The Equitable
                                                  Life Assurance Society of the United States
Marc Slutzky         Senior Vice President and    Senior Vice President and Actuary, American
                     Actuary                      Life, since September 1994; Consulting Actuary,
                                                  Tillinghast, a Towers Perrin Company, from March
                                                  1993 to September 1994; prior thereto, Vice
                                                  President and Actuary, The Equitable Life
                                                  Assurance Society of the United States

LEGAL PROCEEDINGS

American Life is engaged in litigation of various kinds which in its judgment is not of material importance in relation to its total assets. There are no legal proceedings pending to which the Separate Account is a party.

LEGAL MATTERS

All matters of applicable state law pertaining to the Policies, including American Life's right to issue the Policies thereunder, have been passed upon by Patrick A. Burns, Senior Executive Vice President and General Counsel of American Life. Certain legal matters relating to the Federal securities laws also have been passed upon by Jones & Blouch L.L.P., Washington, D.C.

EXPERTS

The December 31, 1996 financial statements included in this prospectus have been audited by Arthur Andersen LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in giving said reports.

ADDITIONAL INFORMATION

A registration statement under the Securities Act of 1933 has been filed with the Securities and Exchange Commission relating to the offering described in this Prospectus. This Prospectus does not include all the information set forth in that registration statement. The omitted information may be obtained at the principal office of the Securities and Exchange Commission in Washington, D.C. upon payment of the prescribed fee.

For further information you may also contact our Processing Office, the address and telephone number of which are on the cover page of this Prospectus.
                              POLICY ILLUSTRATIONS

The following tables have been prepared to help show how Account Value and Death Proceeds under the Policy change with investment performance for both a Face Amount Plan and a Face Amount Plus Plan and for both gender based cost of insurance rates applicable to standard Policies and unisex cost of insurance rates applicable to Policies with a Payroll Deduction Rider. The tables assume that Account Value is allocated equally among the Investment Funds, with no values allocated to the General Account. The tables illustrate how Account Value, which reflects all applicable charges and deductions, and Death Proceeds of a Policy issued on an insured of a specified age would vary over time if the investment return on the assets of each Underlying Fund Portfolio was a uniform, gross (i.e., before taking into consideration fees or expenses incurred by each Underlying Fund Portfolio, other than transaction expenses such as brokerage commissions), after-tax, annual rate of 0%, 6% or 12%. The Account Value and Death Proceeds would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years.

The charges reflected in the tables using current cost of insurance charges include those for monthly deductions for administration ($2 per month) and cost of insurance, and daily charges for mortality and expense risks (0.85% on an annual basis) and administration (0.40%), except that an administration fee of 0.20% is shown for the TCI Growth Fund (because of the reimbursement agreement described above). The charges reflected in the tables using guaranteed cost of insurance charges include maximum monthly deductions for administration ($10 per month) and cost of insurance, daily charges for mortality and expense risks (0.85% on an annual basis) and the maximum administration fee (0.65%), except that an administration fee of 0.45% is shown for the TCI Growth Fund. A simple average of the investment management fees and other expenses of the available Underlying Fund Portfolios is reflected in all the tables. That average total expense figure is .62%, based upon the 1996 expense ratios of the available Underlying Fund Portfolios. See "The Policies--Charges and Deductions--Fees and Expenses of Underlying Funds." The expenses of the Underlying Fund Portfolios may fluctuate from year to year, but are assumed to remain constant for purposes of these tables.

The tables assume that the insured is a standard risk (non-smoker), that scheduled premiums of the amounts specified are paid on the Policy Anniversary and that no transfers, partial withdrawals, Policy Loans, change in Basic Death Benefit plan or changes in Face Amount have been made. The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now. The tables show Account Values and Death Proceeds using current cost of insurance rates and using the maximum cost of insurance rates (based on the 1980 Commissioners Standard Ordinary Smoker/Nonsmoker Mortality Tables).

Upon request, American Life will furnish a comparable illustration based on the proposed insured's age, sex (unless unisex rates are applicable) and premium class and the Basic Death Benefit plan, Face Amount and scheduled premium requested.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICY

MALE ISSUE AGE 35                                           FACE AMOUNT PLAN
STANDARD NON-SMOKER                                         FACE AMOUNT
                                                            $100,000

                    USING CURRENT COST OF INSURANCE CHARGES

                                              DEATH BENEFIT             ACCOUNT VALUE
                                        -------------------------- ------------------------
                                          ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL
                            PREMIUMS     GROSS ANNUAL INVESTMENT   GROSS ANNUAL INVESTMENT
 END OF                   ACCUMULATED           RETURN OF                 RETURN OF
 POLICY                  AT 5% INTEREST -------------------------- ------------------------
  YEAR                      PER YEAR       0%       6%      12%      0%      6%      12%
  ----                   -------------- -------- -------- -------- ------- ------- --------
 1......................    $  1,365    $100,000 $100,000 $100,000 $ 1,088 $ 1,159 $  1,231
 2......................       2,798     100,000  100,000  100,000   2,147   2,358    2,578
 3......................       4,303     100,000  100,000  100,000   3,175   3,595    4,051
 4......................       5,883     100,000  100,000  100,000   4,174   4,874    5,664
 5......................       7,542     100,000  100,000  100,000   5,146   6,197    7,433
 6......................       9,285     100,000  100,000  100,000   6,090   7,566    9,373
 7......................      11,114     100,000  100,000  100,000   7,007   8,984   11,503
 8......................      13,035     100,000  100,000  100,000   7,898  10,453   13,844
 9......................      15,051     100,000  100,000  100,000   8,764  11,976   16,418
10......................      17,169     100,000  100,000  100,000   9,595  13,544   19,240
11......................      19,392     100,000  100,000  100,000  10,370  15,140   22,316
12......................      21,727     100,000  100,000  100,000  11,112  16,787   25,696
13......................      24,178     100,000  100,000  100,000  11,821  18,488   29,414
14......................      26,752     100,000  100,000  100,000  12,489  20,237   33,498
15......................      29,455     100,000  100,000  100,000  13,127  22,046   37,998
16......................      32,292     100,000  100,000  100,000  13,725  23,910   42,954
17......................      35,272     100,000  100,000  100,000  14,263  25,814   48,404
18......................      38,401     100,000  100,000  100,000  14,764  27,781   54,421
19......................      41,686     100,000  100,000  100,170  15,248  29,833   61,079
20......................      45,135     100,000  100,000  107,444  15,716  31,973   68,436
30 (age 65).............      90,689     100,000  100,000  239,206  16,822  57,395  196,070
35 (age 70).............     123,287     100,000  100,000  371,826  13,262  73,736  320,540
40 (age 75).............     164,892     100,000  101,389  555,377   4,165  94,756  519,044

-------
(1) Assumes a $1,300 premium is paid at the beginning of each Policy Year.

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

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICY

MALE ISSUE AGE 35                                           FACE AMOUNT PLAN
STANDARD NON-SMOKER                                         FACE AMOUNT
                                                            $100,000

                  USING GUARANTEED COST OF INSURANCE CHARGES

                                              DEATH BENEFIT             ACCOUNT VALUE
                                        -------------------------- ------------------------
                                          ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL
                            PREMIUMS     GROSS ANNUAL INVESTMENT   GROSS ANNUAL INVESTMENT
 END OF                   ACCUMULATED           RETURN OF                 RETURN OF
 POLICY                  AT 5% INTEREST -------------------------- ------------------------
  YEAR                      PER YEAR       0%       6%      12%      0%      6%      12%
  ----                   -------------- -------- -------- -------- ------- ------- --------
 1......................    $  1,365    $100,000 $100,000 $100,000 $ 1,050 $ 1,120 $  1,191
 2......................       2,798     100,000  100,000  100,000   2,058   2,234    2,477
 3......................       4,303     100,000  100,000  100,000   3,015   3,419    3,856
 4......................       5,883     100,000  100,000  100,000   3,933   4,598    5,348
 5......................       7,542     100,000  100,000  100,000   4,803   5,791    6,951
 6......................       9,285     100,000  100,000  100,000   5,626   6,999    8,678
 7......................      11,114     100,000  100,000  100,000   6,404   8,222   10,539
 8......................      13,035     100,000  100,000  100,000   7,127   9,452   12,539
 9......................      15,051     100,000  100,000  100,000   7,798  10,688   14,711
10......................      17,169     100,000  100,000  100,000   8,429  11,943   17,086
11......................      19,392     100,000  100,000  100,000   9,011  13,219   19,676
12......................      21,727     100,000  100,000  100,000   9,535  14,509   22,496
13......................      24,178     100,000  100,000  100,000  10,014  15,825   25,582
14......................      26,752     100,000  100,000  100,000  10,438  17,158   28,954
15......................      29,455     100,000  100,000  100,000  10,809  18,511   32,647
16......................      32,292     100,000  100,000  100,000  11,129  19,887   36,699
17......................      35,272     100,000  100,000  100,000  11,390  21,277   41,143
18......................      38,401     100,000  100,000  100,000  11,583  22,675   46,020
19......................      41,686     100,000  100,000  100,000  11,700  24,074   51,379
20......................      45,135     100,000  100,000  100,000  11,742  25,475   57,281
30 (age 65).............      90,689     100,000  100,000  194,052   6,403  38,732  159,059
35 (age 70).............     123,287           0  100,000  296,279       0  43,290  255,413
40 (age 75).............     164,892           0  100,000  434,504       0  43,589  406,079

-------
(1) Assumes a $1,300 premium is paid at the beginning of each Policy Year.

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

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                         WITH PAYROLL DEDUCTION RIDER

MALE/FEMALE ISSUE AGE 35                                    FACE AMOUNT PLAN
STANDARD NON-SMOKER                                         FACE AMOUNT
                                                            $100,000

                    USING CURRENT COST OF INSURANCE CHARGES

                                              DEATH BENEFIT             ACCOUNT VALUE
                                        -------------------------- ------------------------
                                          ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL
                            PREMIUMS     GROSS ANNUAL INVESTMENT   GROSS ANNUAL INVESTMENT
 END OF                   ACCUMULATED           RETURN OF                 RETURN OF
 POLICY                  AT 5% INTEREST -------------------------- ------------------------
  YEAR                      PER YEAR       0%       6%      12%      0%      6%      12%
  ----                   -------------- -------- -------- -------- ------- ------- --------
 1......................    $  1,313    $100,000 $100,000 $100,000 $ 1,051 $ 1,120 $  1,189
 2......................       2,691     100,000  100,000  100,000   2,074   2,277    2,489
 3......................       4,138     100,000  100,000  100,000   3,077   3,482    3,922
 4......................       5,657     100,000  100,000  100,000   4,052   4,728    5,490
 5......................       7,252     100,000  100,000  100,000   4,998   6,015    7,209
 6......................       8,928     100,000  100,000  100,000   5,918   7,347    9,094
 7......................      10,686     100,000  100,000  100,000   6,811   8,726   11,163
 8......................      12,533     100,000  100,000  100,000   7,678  10,153   13,436
 9......................      14,472     100,000  100,000  100,000   8,521  11,632   15,933
10......................      16,508     100,000  100,000  100,000   9,327  13,155   18,670
11......................      18,646     100,000  100,000  100,000  10,089  14,713   21,661
12......................      20,891     100,000  100,000  100,000  10,818  16,319   24,946
13......................      23,248     100,000  100,000  100,000  11,514  17,977   28,557
14......................      25,723     100,000  100,000  100,000  12,169  19,680   32,522
15......................      28,322     100,000  100,000  100,000  12,803  21,450   36,896
16......................      31,050     100,000  100,000  100,000  13,397  23,272   41,710
17......................      33,915     100,000  100,000  100,000  13,932  25,132   46,999
18......................      36,924     100,000  100,000  100,000  14,438  27,059   52,840
19......................      40,082     100,000  100,000  100,000  14,928  29,068   59,301
20......................      43,399     100,000  100,000  104,318  15,401  31,162   66,445
30 (age 65).............      87,201     100,000  100,000  232,668  16,843  56,072  190,711
35 (age 70).............     118,545     100,000  100,000  362,191  13,884  72,061  312,234
40 (age 75).............     158,550     100,000  100,000  541,777   6,049  92,382  506,334

-------
(1) Assumes a $1,250 premium is paid at the beginning of each Policy Year.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THE PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFITS AND ACCOUNT VALUES FOR A POLICY WOULD BE DIFFERENT FROM THE AMOUNTS SHOWN IF THE RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE IN INDIVIDUAL POLICY YEARS. THEY ALSO WOULD BE DIFFERENT, DEPENDING ON THE ALLOCATION OF ACCOUNT VALUE TO EACH INVESTMENT FUND OF THE SEPARATE ACCOUNT, IF THE RATES OF RETURN OVER ALL INVESTMENT FUNDS AVERAGED 0%, 6% OR 12% BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL INVESTMENT FUNDS. THEY ALSO WOULD DIFFER IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY AMERICAN LIFE OR ANY OF THE UNDERLYING FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                         WITH PAYROLL DEDUCTION RIDER

MALE/FEMALE ISSUE AGE 35                                    FACE AMOUNT PLAN
STANDARD NON-SMOKER                                         FACE AMOUNT
                                                            $100,000

                  USING GUARANTEED COST OF INSURANCE CHARGES

                                              DEATH BENEFIT             ACCOUNT VALUE
                                        -------------------------- -----------------------
                                          ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL
                            PREMIUMS     GROSS ANNUAL INVESTMENT   GROSS ANNUAL INVESTMENT
 END OF                   ACCUMULATED           RETURN OF                 RETURN OF
 POLICY                  AT 5% INTEREST -------------------------- -----------------------
  YEAR                      PER YEAR       0%       6%      12%      0%     6%      12%
  ----                   -------------- -------- -------- -------- ------ ------- --------
 1......................    $  1,313    $100,000 $100,000 $100,000 $1,001 $ 1,069 $  1,136
 2......................       2,691     100,000  100,000  100,000  1,963   2,159    2,363
 3......................       4,138     100,000  100,000  100,000  2,885   3,271    3,689
 4......................       5,657     100,000  100,000  100,000  3,758   4,394    5,111
 5......................       7,252     100,000  100,000  100,000  4,584   5,529    6,639
 6......................       8,928     100,000  100,000  100,000  5,365   6,677    8,282
 7......................      10,686     100,000  100,000  100,000  6,101   7,839   10,053
 8......................      12,533     100,000  100,000  100,000  6,795   9,015   11,963
 9......................      14,472     100,000  100,000  100,000  7,437  10,196   14,031
10......................      16,508     100,000  100,000  100,000  8,040  11,395   16,291
11......................      18,646     100,000  100,000  100,000  8,594  12,606   18,754
12......................      20,891     100,000  100,000  100,000  9,102  13,837   21,442
13......................      23,248     100,000  100,000  100,000  9,564  15,092   24,381
14......................      25,723     100,000  100,000  100,000  9,972  16,361   27,591
15......................      28,322     100,000  100,000  100,000 10,327  17,646   31,102
16......................      31,050     100,000  100,000  100,000 10,631  18,949   34,950
17......................      33,915     100,000  100,000  100,000 10,875  20,263   39,168
18......................      36,924     100,000  100,000  100,000 11,061  21,589   43,799
19......................      40,082     100,000  100,000  100,000 11,180  22,921   48,888
20......................      43,399     100,000  100,000  100,000 11,223  24,251   54,485
30 (age 65).............      87,201     100,000  100,000  185,188  6,619  37,068  151,793
35 (age 70).............     118,545           0  100,000  283,493      0  41,644  244,391
40 (age 75).............     158,550           0  100,000  416,840      0  42,456  389,570

-------
(1) Assumes a $1,250 premium is paid at the beginning of each Policy Year.

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

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICY

MALE ISSUE AGE 35                                          FACE AMOUNT PLUS
STANDARD NON-SMOKER                                        PLAN
                                                           FACE AMOUNT
                                                           $100,000

                    USING CURRENT COST OF INSURANCE CHARGES

                                             DEATH BENEFIT            ACCOUNT VALUE
                                        ----------------------- -------------------------
                                         ASSUMING HYPOTHETICAL    ASSUMING HYPOTHETICAL
                            PREMIUMS    GROSS ANNUAL INVESTMENT  GROSS ANNUAL INVESTMENT
 END OF                   ACCUMULATED          RETURN OF                RETURN OF
 POLICY                  AT 5% INTEREST ----------------------- -------------------------
  YEAR                      PER YEAR      0%      6%      12%     0%       6%      12%
  ----                   -------------- ------- ------- ------- ------- -------- --------
 1......................    $ 2,205     101,863 101,982 102,101   1,863    1,982    2,101
 2......................      4,520     103,687 104,042 104,412   3,687    4,042    4,412
 3......................      6,951     105,465 106,175 106,944   5,465    6,175    6,944
 4......................      9,504     107,198 108,384 109,719   7,198    8,384    9,719
 5......................     12,184     108,887 110,671 112,764   8,887   10,671   12,764
 6......................     14,998     110,532 113,041 116,104  10,532   13,041   16,104
 7......................     17,953     112,134 115,497 119,770  12,134   15,497   19,770
 8......................     21,056     113,695 118,041 123,794  13,695   18,041   23,794
 9......................     24,314     115,214 120,679 128,214  15,214   20,679   28,214
10......................     27,734     116,682 123,401 133,055  16,682   23,401   33,055
11......................     31,326     118,074 126,186 138,337  18,074   26,186   38,337
12......................     35,097     119,417 129,061 144,129  19,417   29,061   44,129
13......................     39,057     120,711 132,031 150,482  20,711   32,031   50,482
14......................     43,215     121,945 135,087 157,440  21,945   35,087   57,440
15......................     47,581     123,132 138,245 165,078  23,132   38,245   65,078
16......................     52,165     124,261 141,496 173,452  24,261   41,496   73,452
17......................     56,978     125,310 144,820 182,611  25,310   44,820   82,611
18......................     62,032     126,303 148,244 192,660  26,303   48,244   92,660
19......................     67,339     127,266 151,798 203,714  27,266   51,798  103,714
20......................     72,910     128,200 155,486 215,875  28,200   55,486  115,875
30 (age 65).............    146,498     132,741 197,177 424,940  32,741   97,177  324,940
35 (age 70).............    199,156     130,028 219,684 627,731  30,028  119,684  527,731
40 (age 75).............    266,364     121,768 240,584 948,625  21,768  140,584  848,625

-------
(1) Assumes a $2,100 premium is paid at the beginning of each Policy Year.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THE PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFITS AND ACCOUNT VALUES FOR A POLICY WOULD BE DIFFERENT FROM THE AMOUNTS SHOWN IF THE RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE IN INDIVIDUAL POLICY YEARS. THEY ALSO WOULD BE DIFFERENT, DEPENDING ON THE ALLOCATION OF ACCOUNT VALUE TO EACH INVESTMENT FUND OF THE SEPARATE ACCOUNT, IF THE RATES OF RETURN OVER ALL INVESTMENT FUNDS AVERAGED 0%, 6% OR 12% BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL INVESTMENT FUNDS. THEY ALSO WOULD DIFFER IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY AMERICAN LIFE OR ANY OF THE UNDERLYING FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICY

MALE ISSUE AGE 35                                          FACE AMOUNT PLUS
STANDARD NON-SMOKER                                        PLAN
                                                           FACE AMOUNT
                                                           $100,000

                  USING GUARANTEED COST OF INSURANCE CHARGES

                                              DEATH BENEFIT             ACCOUNT VALUE
                                        -------------------------- ------------------------
                                          ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL
                            PREMIUMS     GROSS ANNUAL INVESTMENT   GROSS ANNUAL INVESTMENT
 END OF                   ACCUMULATED           RETURN OF                 RETURN OF
 POLICY                  AT 5% INTEREST -------------------------- ------------------------
  YEAR                      PER YEAR       0%       6%      12%      0%      6%      12%
  ----                   -------------- -------- -------- -------- ------- ------- --------
 1......................    $  2,205    $101,822 $101,940 $102,058 $ 1,822 $ 1,940 $  2,058
 2......................       4,520     103,578  103,925  104,287   3,578   3,925    4,287
 3......................       6,951     105,256  105,943  106,685   5,256   5,943    6,685
 4......................       9,504     106,871  108,005  109,283   6,871   8,005    9,283
 5......................      12,184     108,412  110,102  112,083   8,412  10,102   12,083
 6......................      14,998     109,881  112,236  115,129   9,881  12,236   15,129
 7......................      17,953     111,281  114,426  118,452  11,281  14,426   18,452
 8......................      21,056     112,612  116,665  122,064  12,612  16,665   22,064
 9......................      24,314     113,878  118,956  125,996  13,878  18,954   25,996
10......................      27,734     115,096  121,308  130,290  15,094  21,308   30,290
11......................      31,326     116,248  123,716  134,972  16,248  23,716   34,972
12......................      35,097     117,330  126,168  140,065  17,330  26,168   40,065
13......................      39,057     118,354  128,679  145,623  18,354  28,679   45,623
14......................      43,215     119,309  131,238  151,680  19,309  31,238   51,680
15......................      47,581     120,196  133,848  158,285  20,196  33,848   58,285
16......................      52,165     121,016  136,509  165,492  21,016  36,509   65,492
17......................      56,978     121,761  139,213  173,348  21,761  39,213   73,348
18......................      62,032     122,418  141,948  181,905  22,418  41,948   81,905
19......................      67,339     122,978  144,704  191,218  22,978  44,704   91,218
20......................      72,910     123,443  147,480  201,363  23,443  47,480  101,363
30 (age 65).............     146,498     121,300  174,265  368,601  21,300  74,265  268,601
35 (age 70).............     199,156     113,240  183,469  523,385  13,240  83,469  423,385
40 (age 75).............     266,364           0  184,406  759,606       0  84,406  659,606

-------
(1) Assumes a $2,100 premium is paid at the beginning of each Policy Year.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THE PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFITS AND ACCOUNT VALUES FOR A POLICY WOULD BE DIFFERENT FROM THE AMOUNTS SHOWN IF THE RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE IN INDIVIDUAL POLICY YEARS. THEY ALSO WOULD BE DIFFERENT, DEPENDING ON THE ALLOCATION OF ACCOUNT VALUE TO EACH INVESTMENT FUND OF THE SEPARATE ACCOUNT, IF THE RATES OF RETURN OVER ALL INVESTMENT FUNDS AVERAGED 0%, 6% OR 12% BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL INVESTMENT FUNDS. THEY ALSO WOULD DIFFER IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY AMERICAN LIFE OR ANY OF THE UNDERLYING FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
     VARIABLE UNIVERSAL LIFE INSURANCE POLICY WITH PAYROLL DEDUCTION RIDER

MALE/FEMALE ISSUE AGE 35                                   FACE AMOUNT PLUS
STANDARD NON-SMOKER                                        PLAN
                                                           FACE AMOUNT
                                                           $100,000

                    USING CURRENT COST OF INSURANCE CHARGES

                                              DEATH BENEFIT              ACCOUNT VALUE
                                        -------------------------- -------------------------
                                          ASSUMING HYPOTHETICAL      ASSUMING HYPOTHETICAL
                            PREMIUMS     GROSS ANNUAL INVESTMENT    GROSS ANNUAL INVESTMENT
 END OF                   ACCUMULATED           RETURN OF                  RETURN OF
 POLICY                  AT 5% INTEREST -------------------------- -------------------------
  YEAR                      PER YEAR       0%       6%      12%      0%       6%      12%
 ------                  -------------- -------- -------- -------- ------- -------- --------
 1......................    $  2,100    $101,778 $101,891 $102,004 $ 1,778 $  1,891 $  2,004
 2......................       4,305     103,517  103,856  104,208   3,517    3,856    4,208
 3......................       6,620     105,224  105,901  106,635   5,224    5,901    6,635
 4......................       9,051     106,887  108,019  109,294   6,887    8,019    9,294
 5......................      11,604     108,507  110,212  112,211   8,507   10,212   12,211
 6......................      14,284     110,085  112,483  115,410  10,085   12,483   15,410
 7......................      17,098     111,621  114,836  118,920  11,621   14,836   18,920
 8......................      20,053     113,117  117,274  122,774  13,117   17,274   22,774
 9......................      23,156     114,573  119,800  127,005  14,573   19,800   27,005
10......................      26,414     115,978  122,406  131,640  15,978   22,406   31,640
11......................      29,834     117,321  125,083  136,706  17,321   25,083   36,706
12......................      33,426     118,616  127,846  142,260  18,616   27,846   42,260
13......................      37,197     119,862  130,698  148,352  19,862   30,698   48,352
14......................      41,157     121,049  133,631  155,023  21,049   33,631   55,023
15......................      45,315     122,202  136,674  162,356  22,202   36,674   62,356
16......................      49,681     123,298  139,805  170,395  23,298   39,805   70,395
17......................      54,265     124,315  143,004  179,185  24,315   43,004   79,185
18......................      59,078     125,288  146,310  188,839  25,288   46,310   88,839
19......................      64,132     126,231  149,741  199,460  26,231   49,741   99,460
20......................      69,439     127,145  153,302  211,143  27,145   53,302  111,143
30 (age 65).............     139,522     131,874  193,824  412,298  31,874   93,824  312,298
35 (age 70).............     189,673     129,731  216,125  607,856  29,731  116,125  507,856
40 (age 75).............     253,680     122,552  237,419  917,774  22,552  137,419  817,774

-------
(1) Assumes a $2,000 premium is paid at the beginning of each Policy Year.

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

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                         WITH PAYROLL DEDUCTION RIDER

MALE/FEMALE ISSUE AGE 35                                   FACE AMOUNT PLUS
STANDARD NON-SMOKER                                        PLAN
                                                           FACE AMOUNT
                                                           $100,000

                  USING GUARANTEED COST OF INSURANCE CHARGES

                                              DEATH BENEFIT             ACCOUNT VALUE
                                        -------------------------- ------------------------
                                          ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL
                            PREMIUMS     GROSS ANNUAL INVESTMENT   GROSS ANNUAL INVESTMENT
 END OF                   ACCUMULATED           RETURN OF                 RETURN OF
 POLICY                  AT 5% INTEREST -------------------------- ------------------------
  YEAR                      PER YEAR       0%       6%      12%      0%      6%      12%
  ----                   -------------- -------- -------- -------- ------- ------- --------
 1......................    $  2,100    $101,726 $101,837 $101,949 $ 1,726 $ 1,837 $  1,949
 2......................       4,305     103,388  103,717  104,059   3,388   3,717    4,059
 3......................       6,620     104,986  105,637  106,342   4,986   5,637    6,342
 4......................       9,051     106,512  107,588  108,800   6,512   7,588    8,800
 5......................      11,604     107,967  109,570  111,449   7,967   9,570   11,449
 6......................      14,284     109,353  111,584  114,324   9,353  11,584   14,324
 7......................      17,098     110,673  113,646  117,456  10,673  13,646   17,456
 8......................      20,053     111,931  115,763  120,873  11,931  15,763   20,873
 9......................      23,156     113,125  117,925  124,590  13,125  17,925   24,590
10......................      26,414     114,271  120,147  128,649  14,271  20,147   28,649
11......................      29,834     115,357  122,418  133,070  15,357  22,418   33,070
12......................      33,426     116,384  124,741  137,891  16,384  24,741   37,891
13......................      37,197     117,353  127,117  143,150  17,353  27,117   43,150
14......................      41,157     118,255  129,536  148,878  18,255  29,536   48,878
15......................      45,315     119,090  132,000  155,122  19,090  32,000   55,122
16......................      49,681     119,860  134,511  161,931  19,860  34,511   61,931
17......................      54,265     120,555  137,058  169,351  20,555  37,058   69,351
18......................      59,078     121,175  139,642  177,440  21,175  39,642   77,440
19......................      64,132     121,711  142,253  186,253  21,711  42,253   86,253
20......................      69,439     122,153  144,880  195,848  22,153  44,880   95,848
30 (age 65).............     139,522     120,581  170,765  354,704  20,581  70,765  254,704
35 (age 70).............     189,673     113,496  180,250  502,264  13,496  80,250  402,264
40 (age 75).............     253,680           0  182,644  728,203       0  82,644  628,203

-------
(1) Assumes a $2,000 premium is paid at the beginning of each Policy Year.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THE PROSPECTUS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFITS AND ACCOUNT VALUES FOR A POLICY WOULD BE DIFFERENT FROM THE AMOUNTS SHOWN IF THE RATES OF RETURN AVERAGED 0%, 6% OR 12% OVER A PERIOD OF YEARS, BUT VARIED ABOVE OR BELOW THAT AVERAGE IN INDIVIDUAL POLICY YEARS. THEY ALSO WOULD BE DIFFERENT, DEPENDING ON THE ALLOCATION OF ACCOUNT VALUE TO EACH INVESTMENT FUND OF THE SEPARATE ACCOUNT, IF THE RATES OF RETURN OVER ALL INVESTMENT FUNDS AVERAGED 0%, 6% OR 12% BUT VARIED ABOVE OR BELOW THAT AVERAGE FOR INDIVIDUAL INVESTMENT FUNDS. THEY ALSO WOULD DIFFER IF ANY POLICY LOAN WERE MADE DURING THE PERIOD. NO REPRESENTATIONS CAN BE MADE BY AMERICAN LIFE OR ANY OF THE UNDERLYING FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICY

MALE ISSUE AGE 45                                           FACE AMOUNT PLAN
STANDARD NON-SMOKER                                         FACE AMOUNT
                                                            $500,000

                    USING CURRENT COST OF INSURANCE CHARGES

                                               DEATH BENEFIT                ACCOUNT VALUE
                                        ---------------------------- ----------------------------
                                           ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
                            PREMIUMS      GROSS ANNUAL INVESTMENT      GROSS ANNUAL INVESTMENT
 END OF                   ACCUMULATED            RETURN OF                    RETURN OF
 POLICY                  AT 5% INTEREST ---------------------------- ----------------------------
  YEAR                      PER YEAR       0%       6%       12%        0%       6%       12%
  ----                   -------------- -------- -------- ---------- -------- -------- ----------
 1......................    $ 10,763    $500,000 $500,000 $  500,000 $  8,694 $  9,265 $    9,837
 2......................      22,063     500,000  500,000    500,000   17,132   18,819     20,577
 3......................      33,929     500,000  500,000    500,000   25,381   28,740     32,380
 4......................      46,388     500,000  500,000    500,000   33,334   38,932     45,246
 5......................      59,470     500,000  500,000    500,000   41,057   49,471     59,352
 6......................      73,206     500,000  500,000    500,000   48,556   60,378     74,837
 7......................      87,628     500,000  500,000    500,000   55,733   71,568     91,748
 8......................     102,772     500,000  500,000    500,000   62,651   83,119    110,304
 9......................     118,673     500,000  500,000    500,000   69,473   95,204    130,839
10......................     135,370     500,000  500,000    500,000   76,148  107,801    153,518
11......................     152,901     500,000  500,000    500,000   82,583  120,841    178,491
12......................     171,308     500,000  500,000    500,000   88,686  134,266    205,947
13......................     190,636     500,000  500,000    500,000   94,518  148,152    236,222
14......................     210,930     500,000  500,000    500,000  100,039  162,495    269,622
15......................     232,239     500,000  500,000    500,000  105,214  177,293    306,503
16......................     254,614     500,000  500,000    500,000  110,054  192,591    347,302
17......................     278,107     500,000  500,000    502,379  114,477  208,364    392,484
18......................     302,775     500,000  500,000    557,333  118,542  224,701    442,328
19......................     328,676     500,000  500,000    616,365  122,212  241,628    497,068
20 (age 65).............     355,872     500,000  500,000    679,747  125,410  259,148    557,169
25 (age 70).............     513,663     500,000  500,000  1,111,023  133,664  358,056    957,778
30 (age 75).............     715,048     500,000  518,904  1,710,252  123,554  484,957  1,598,366

-------
(1) Assumes a $10,250 premium is paid at the beginning of each Policy Year.

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

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICY

MALE ISSUE AGE 45                                           FACE AMOUNT PLAN
STANDARD NON-SMOKER                                         FACE AMOUNT
                                                            $500,000

                  USING GUARANTEED COST OF INSURANCE CHARGES

                                               DEATH BENEFIT                ACCOUNT VALUE
                                        ---------------------------- ---------------------------
                                           ASSUMING HYPOTHETICAL        ASSUMING HYPOTHETICAL
                            PREMIUMS      GROSS ANNUAL INVESTMENT      GROSS ANNUAL INVESTMENT
 END OF                   ACCUMULATED            RETURN OF                    RETURN OF
 POLICY                  AT 5% INTEREST ---------------------------- ---------------------------
  YEAR                      PER YEAR       0%       6%       12%       0%       6%       12%
  ----                   -------------- -------- -------- ---------- ------- -------- ----------
 1......................   $  10,763    $500,000 $500,000 $  500,000 $ 7,671 $  8,207 $    8,745
 2......................      22,063     500,000  500,000    500,000  14,955   16,507     18,127
 3......................      33,929     500,000  500,000    500,000  21,947   24,995     28,307
 4......................      46,388     500,000  500,000    500,000  28,605   33,632     39,320
 5......................      59,470     500,000  500,000    500,000  34,940   42,433     51,266
 6......................      73,206     500,000  500,000    500,000  40,963   51,414     64,255
 7......................      87,628     500,000  500,000    500,000  46,631   60,538     78,358
 8......................     102,772     500,000  500,000    500,000  51,901   69,770     93,659
 9......................     118,673     500,000  500,000    500,000  56,735   79,077    110,261
10......................     135,370     500,000  500,000    500,000  61,144   88,478    128,336
11......................     152,901     500,000  500,000    500,000  65,091   97,945    148,031
12......................     171,308     500,000  500,000    500,000  68,535  107,451    169,523
13......................     190,636     500,000  500,000    500,000  71,541  117,066    193,102
14......................     210,930     500,000  500,000    500,000  74,015  126,723    218,979
15......................     232,239     500,000  500,000    500,000  75,969  136,448    247,482
16......................     254,614     500,000  500,000    500,000  77,309  146,180    278,929
17......................     278,107     500,000  500,000    500,000  77,992  155,906    313,734
18......................     302,775     500,000  500,000    500,000  77,971  165,616    352,394
19......................     328,676     500,000  500,000    500,000  77,097  175,220    395,463
20 (age 65).............     355,872     500,000  500,000    540,781  75,316  184,714    443,263
25 (age 70).............     513,663     500,000  500,000    877,763  49,540  229,962    756,692
30 (age 75).............     715,048           0  500,000  1,333,971       0  266,862  1,246,702

-------
(1) Assumes a $10,250 premium is paid at the beginning of each Policy Year.

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

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICY

MALE ISSUE AGE 45                                          FACE AMOUNT PLUS
STANDARD NON-SMOKER                                        PLAN
                                                           FACE AMOUNT
                                                           $500,000

                    USING CURRENT COST OF INSURANCE CHARGES

                                               DEATH BENEFIT               ACCOUNT VALUE
                                        ---------------------------- -------------------------
                                           ASSUMING HYPOTHETICAL       ASSUMING HYPOTHETICAL
                            PREMIUMS      GROSS ANNUAL INVESTMENT     GROSS ANNUAL INVESTMENT
 END OF                   ACCUMULATED            RETURN OF                   RETURN OF
 POLICY                  AT 5% INTEREST ---------------------------- -------------------------
  YEAR                      PER YEAR       0%       6%        12%      0%      6%       12%
  ----                   -------------- -------- --------- --------- ------- ------- ---------
 1......................   $   16,380   $513,919 $ 514,809 $ 515,700 $13,919 $14,809 $  15,700
 2......................       33,579    527,458   530,107   532,865  27,458  30,107    32,865
 3......................       51,638    540,685   545,976   551,705  40,685  45,976    51,705
 4......................       70,600    553,486   562,315   572,263  53,486  62,315    72,263
 5......................       90,510    565,930   579,207   594,778  65,930  79,207    94,778
 6......................      111,415    578,021   596,674   619,447  78,021  96,674   119,447
 7......................      133,366    589,649   614,617   646,362  89,649 114,617   146,362
 8......................      156,414    600,882   633,118   675,813 100,882 133,118   175,813
 9......................      180,615    611,904   652,382   708,248 111,904 152,382   208,248
10......................      206,026    622,661   672,380   743,906 122,661 172,380   243,906
11......................      232,707    633,039   693,020   782,986 133,039 193,020   282,986
12......................      260,723    642,925   714,207   825,708 142,925 214,207   325,708
13......................      290,139    652,389   736,022   872,506 152,389 236,022   372,506
14......................      321,026    661,380   758,432   923,728 161,380 258,432   423,728
15......................      353,457    669,845   781,400   979,759 169,845 281,400   479,759
16......................      387,510    677,796   804,948 1,041,086 177,796 304,948   541,086
17......................      423,265    685,124   828,978 1,108,120 185,124 328,978   608,120
18......................      460,808    691,898   853,572 1,181,502 191,898 353,572   681,502
19......................      500,229    698,071   878,690 1,261,811 198,071 378,690   761,811
20 (age 65).............      541,620    703,534   904,232 1,349,624 203,534 404,232   849,624
25 (age 70).............      781,770    719,381 1,037,544 1,929,175 219,381 537,544 1,429,175
30 (age 75).............    1,088,268    709,845 1,173,225 2,836,473 209,845 673,225 2,336,473

-------
(1) Assumes a $15,600 premium is paid at the beginning of each Policy Year.

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

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK
                   VARIABLE UNIVERSAL LIFE INSURANCE POLICY

MALE ISSUE AGE 45                                          FACE AMOUNT PLUS
STANDARD NON-SMOKER                                        PLAN
                                                           FACE AMOUNT
                                                           $500,000

                  USING GUARANTEED COST OF INSURANCE CHARGES

                                               DEATH BENEFIT              ACCOUNT VALUE
                                        --------------------------- -------------------------
                                           ASSUMING HYPOTHETICAL      ASSUMING HYPOTHETICAL
                            PREMIUMS      GROSS ANNUAL INVESTMENT    GROSS ANNUAL INVESTMENT
 END OF                   ACCUMULATED            RETURN OF                  RETURN OF
 POLICY                  AT 5% INTEREST --------------------------- -------------------------
  YEAR                      PER YEAR       0%       6%       12%      0%      6%       12%
  ----                   -------------- -------- -------- --------- ------- ------- ---------
 1......................   $   16,380   $512,838 $513,694 $ 514,552 $12,838 $13,694 $  14,552
 2......................       33,579    525,166  527,674   530,288  25,166  27,674    30,288
 3......................       51,638    537,055  542,013   547,390  37,055  42,013    47,390
 4......................       70,600    548,454  556,663   565,929  48,454  56,663    65,929
 5......................       90,510    559,375  571,637   586,047  59,375  71,637    86,047
 6......................      111,415    569,827  586,946   607,899  69,827  86,946   107,899
 7......................      133,366    579,761  602,544   631,595  79,761 102,544   131,595
 8......................      156,414    589,129  618,379   657,254  89,129 118,379   157,254
 9......................      180,615    597,882  634,399   685,005  97,882 134,399   185,005
10......................      206,026    606,035  650,613   715,055 106,035 150,613   215,055
11......................      232,707    613,541  666,965   747,570 113,541 166,965   247,570
12......................      260,723    620,353  683,401   782,728 120,353 183,401   282,728
13......................      290,139    626,547  699,984   820,855 126,547 199,984   320,855
14......................      321,026    632,017  716,598   862,117 132,017 216,598   362,117
15......................      353,457    636,777  733,244   906,824 136,777 233,244   406,824
16......................      387,510    640,725  749,802   955,190 140,725 249,802   455,190
17......................      423,265    643,818  766,205 1,007,513 143,818 266,205   507,513
18......................      460,808    646,015  782,387 1,064,122 146,015 282,387   564,122
19......................      500,229    647,157  798,156 1,125,250 147,157 298,156   625,250
20 (age 65).............      541,620    647,208  813,434 1,191,280 147,208 313,434   691,280
25 (age 70).............      781,770    628,969  878,595 1,610,238 128,969 378,595 1,110,238
30 (age 75).............    1,088,268    568,199  906,427 2,222,782  68,199 406,427 1,722,782

-------
(1) Assumes a $15,600 premium is paid at the beginning of each Policy Year.

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

                              FINANCIAL STATEMENTS

The Separate Account commenced operations on December 21, 1994, which was the date premiums under the Policies were first allocated to any Separate Account Investment Fund.

The financial statements of American Life should be considered only as bearing upon the ability of American Life to meet its obligations under the Policies. They should not be considered as bearing upon the investment experience of the Investment Funds of the Separate Account.

                      AMERICAN LIFE SEPARATE ACCOUNT NO. 3
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

                                              INVESTMENT COMPANY
                                 ---------------------------------------------
                                 MONEY MARKET ALL AMERICA EQUITY INDEX  BOND
                                     FUND        FUND         FUND      FUND
                                 ------------ ----------- ------------ -------
Assets:
Investments in Mutual of
 America Investment Corporation
 at market value
 (Cost:
 Money Market Fund --
                     $1,152
 All America Fund --
                   $223,050
 Equity Index Fund --
                    $52,908
 Bond Fund --       $13,975)
 (Notes 1 and 2)...............     $1,109     $233,590     $48,397    $13,244
Due From (To) General Account..       (281)     (18,279)     (2,400)    (4,343)
                                    ------     --------     -------    -------
Net Assets.....................     $  828     $215,311     $45,997    $ 8,901
                                    ======     ========     =======    =======
Unit Value at December 31, 1996
 (Note 5)......................     $ 1.87     $   5.39     $  1.72    $  2.75
                                    ======     ========     =======    =======
Number of Units Outstanding at
 December 31, 1996 (Note 5)....        442       39,912      26,794      3,239
                                    ======     ========     =======    =======

                                                INVESTMENT COMPANY
                                 -------------------------------------------------
                                 SHORT-TERM MID-TERM  COMPOSITE  AGGRESSIVE EQUITY
                                 BOND FUND  BOND FUND   FUND           FUND
                                 ---------- --------- ---------  -----------------
Assets:
Investments in Mutual of
 America Investment Corporation
 at market value
 (Cost:
 Short-Term Bond Fund --
                         $1,177
 Mid-Term Bond Fund --   $1,177
 Composite Fund --     $166,518
 Aggressive Equity Fund --
                        $88,206)
 (Notes 1 and 2)...............    $1,140    $1,042   $156,090        $80,561
Due From (To) General Account..      (106)     (496)   (54,607)         3,919
                                   ------    ------   --------        -------
Net Assets.....................    $1,034    $  546   $101,483        $84,480
                                   ======    ======   ========        =======
Unit Value at December 31, 1996
 (Note 5)......................    $ 1.14    $ 1.19   $   3.75        $  1.80
                                   ======    ======   ========        =======
Number of Units Outstanding at
 December 31, 1996 (Note 5)....       908       460     27,055         46,985
                                   ======    ======   ========        =======


   The accompanying notes are an integral part of these financial statements.

                      AMERICAN LIFE SEPARATE ACCOUNT NO. 3
                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1996

                                                    SCUDDER                 TCI      CALVERT
                                         -------------------------------- -------  -----------
                                                  CAPITAL                          RESPONSIBLY
                                          BOND     GROWTH   INTERNATIONAL GROWTH    INVESTED
                                          FUND      FUND        FUND       FUND       FUND
                                         -------  --------  ------------- -------  -----------
Assets:
Investments in Scudder Portfolios, TCI
 Growth Fund and Calvert Responsibly
 Invested Portfolio at market value
 (Cost:
 Scudder Bond Fund --            $3,010
 Scudder Capital Growth Fund --
                               $137,200
 Scudder International Fund --  $73,235
 TCI Growth Fund --             $75,973
 Calvert Responsibly Invested Fund --
   $9,689)
 (Notes 1 and 2).......................  $ 2,506  $121,662     $55,582    $68,815    $ 7,212
Due From (To) General Account..........   (1,127)   (9,626)     14,160       (546)    (1,933)
                                         -------  --------     -------    -------    -------
Net Assets.............................  $ 1,379  $112,036     $69,742    $68,269    $ 5,279
                                         =======  ========     =======    =======    =======
Unit Value at December 31, 1996 (Note    $ 11.48  $  22.11     $ 13.43    $ 11.53    $  2.23
 5)....................................  =======  ========     =======    =======    =======
Number of Units Outstanding at December
 31, 1996 (Note 5).....................      120     5,067       5,193      5,921      2,364
                                         =======  ========     =======    =======    =======

                                                         FIDELITY
                                           ------------------------------------
                                                VIP       VIP II     VIP II
                                           EQUITY-INCOME  CONTRA  ASSET MANAGER
                                               FUND        FUND       FUND
                                           ------------- -------- -------------
Assets:
Investments in Fidelity Portfolios at
 market value
 (Cost:
 VIP Equity-Income Fund -- $74,771
 VIP II Contra Fund --    $128,062
 VIP II Asset Manager Fund --
                           $54,376)
 (Notes 1 and 2).........................     $55,351    $103,871    $49,149
Due From (To) General Account............      (2,862)      6,805     (2,372)
                                              -------    --------    -------
Net Assets...............................     $52,489    $110,676    $46,777
                                              =======    ========    =======
Unit Value at December 31, 1996 (Note 5).     $ 21.93    $  16.59    $ 17.72
                                              =======    ========    =======
Number of Units Outstanding at December
 31, 1996 (Note 5).......................       2,393       6,672      2,639
                                              =======    ========    =======


   The accompanying notes are an integral part of these financial statements.

                      AMERICAN LIFE SEPARATE ACCOUNT NO. 3
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                INVESTMENT COMPANY
                                    -------------------------------------------
                                    MONEY MARKET ALL AMERICA EQUITY INDEX BOND
                                        FUND        FUND         FUND     FUND
                                    ------------ ----------- ------------ -----
Investment Income and Expenses:
Income (Notes 1 and 4):
 Dividends........................      $ 45       $11,710     $ 1,618    $ 874
                                        ----       -------     -------    -----
 Total income.....................        45        11,710       1,618      874
                                        ----       -------     -------    -----
Expenses (Note 3):
 Fees.............................         3         1,632         189       59
 Administrative Expenses..........       --            --          --       --
                                        ----       -------     -------    -----
Total Expenses....................         3         1,632         189       59
                                        ----       -------     -------    -----
Net Investment Income (Loss)......        42        10,078       1,429      815
                                        ----       -------     -------    -----
Net Realized and Unrealized Gain
 (Loss) on Investments (Note 1):
 Net realized gain (loss) on
  investments.....................         8         3,857       4,782      160
 Net unrealized appreciation
  (depreciation) of investments...       (40)        9,747      (4,621)    (688)
                                        ----       -------     -------    -----
Net Realized and Unrealized Gain
 (Loss) on Investments............       (32)       13,604         161     (528)
                                        ----       -------     -------    -----
Net Increase (Decrease) in Net
 Assets Resulting From Operations.      $ 10       $23,682     $ 1,590    $ 287
                                        ====       =======     =======    =====

                                               INVESTMENT COMPANY
                                -------------------------------------------------
                                SHORT-TERM MID-TERM  COMPOSITE  AGGRESSIVE EQUITY
                                BOND FUND  BOND FUND   FUND           FUND
                                ---------- --------- ---------  -----------------
Investment Income and
 Expenses:
Income (Notes 1 and 4):
 Dividends....................     $ 44      $ 148   $ 19,214        $10,896
                                   ----      -----   --------        -------
 Total income.................       44        148     19,214         10,896
                                   ----      -----   --------        -------
Expenses (Note 3):
 Fees.........................        8          2        836            538
 Administrative Expenses......      --         --         --             --
                                   ----      -----   --------        -------
Total Expenses................        8          2        836            538
                                   ----      -----   --------        -------
Net Investment Income (Loss)..       36        146     18,378         10,358
                                   ----      -----   --------        -------
Net Realized and Unrealized
 Gain (Loss) on Investments
 (Note 1):
 Net realized gain (loss) on
  investments.................        6         11      1,028          4,488
 Net unrealized appreciation
  (depreciation) of
  investments.................      (20)      (133)   (10,231)        (7,427)
                                   ----      -----   --------        -------
Net Realized and Unrealized
 Gain (Loss) on Investments...      (14)      (122)    (9,203)        (2,939)
                                   ----      -----   --------        -------
Net Increase (Decrease) in Net
 Assets Resulting From
 Operations...................     $ 22      $  24   $  9,175        $ 7,419
                                   ====      =====   ========        =======

   The accompanying notes are an integral part of these financial statements.

                      AMERICAN LIFE SEPARATE ACCOUNT NO. 3
                            STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                        SCUDDER               TCI      CALVERT
                               ---------------------------- -------  -----------
                                     CAPITAL                         RESPONSIBLY
                               BOND  GROWTH   INTERNATIONAL GROWTH    INVESTED
                               FUND   FUND        FUND       FUND       FUND
                               ----  -------  ------------- -------  -----------
Investment Income and
 Expenses:
Income (Notes 1 and 4):
 Dividends...................  $ 68  $ 3,875     $   196    $ 5,841    $  541
                               ----  -------     -------    -------    ------
 Total income................    68    3,875         196      5,841       541
                               ----  -------     -------    -------    ------
Expenses (Note 3):
 Fees........................   (13)    (867)       (480)      (646)       23
 Administrative Expenses.....   --       --          --         --        --
                               ----  -------     -------    -------    ------
Total Expenses...............   (13)    (867)       (480)      (646)       23
                               ----  -------     -------    -------    ------
Net Investment Income (Loss).    55    3,008        (284)     5,195       518
                               ----  -------     -------    -------    ------
Net Realized and Unrealized
 Gain (Loss) on Investments
 (Note 1):
 Net realized gain(loss) on
  investments................   521   26,960      20,574       (819)    2,111
 Net unrealized appreciation
  (depreciation) of
  investments................  (506) (18,445)    (17,740)    (7,075)   (2,455)
                               ----  -------     -------    -------    ------
Net Realized and Unrealized
 Gain (Loss) on Investments..    15    8,515       2,834     (7,894)     (344)
                               ----  -------     -------    -------    ------
Net Increase (Decrease) in
 Net Assets Resulting From
 Operations..................  $ 70  $11,523     $ 2,550    ($2,699)   $  174
                               ====  =======     =======    =======    ======

                                                         FIDELITY
                                            ------------------------------------
                                               VIP II     VIP II      VIP II
                                            EQUITY-INCOME CONTRA   ASSET MANAGER
                                                FUND       FUND        FUND
                                            ------------- -------  -------------
Investment Income and Expenses:
Income (Notes 1 and 4):
 Dividends................................     $   422    $    97     $1,224
                                               -------    -------     ------
 Total income.............................         422         97      1,224
                                               -------    -------     ------
Expenses (Note 3):
 Fees.....................................         381        850        328
 Administrative Expenses..................         --         --         --
                                               -------    -------     ------
Total Expenses............................         381        850        328
                                               -------    -------     ------
Net Investment Income (Loss)..............          41       (753)       896
                                               -------    -------     ------
Net Realized and Unrealized Gain (Loss) on
 Investments (Note 1):
 Net realized gain (loss) on investments..      21,966     37,528      7,735
 Net unrealized appreciation
  (depreciation) of investments...........     (19,580)   (24,248)    (5,635)
                                               -------    -------     ------
Net Realized and Unrealized Gain (Loss) on
 Investments..............................       2,386     13,280      2,100
                                               -------    -------     ------
Net Increase (Decrease) in Net Assets
 Resulting From Operations................     $ 2,427    $12,527     $2,996
                                               =======    =======     ======

   The accompanying notes are an integral part of these financial statements.

                      AMERICAN LIFE SEPARATE ACCOUNT NO. 3
                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS* ENDED DECEMBER 31,

                                           INVESTMENT COMPANY
                            ---------------------------------------------------
                             MONEY MARKET      ALL AMERICA      EQUITY INDEX
                                 FUND              FUND             FUND
                            ---------------- ----------------- ----------------
                             1996    1995(A)   1996     1995    1996    1995(B)
                            -------  ------- --------  ------- -------  -------
Increase (Decrease) in Net Assets:
From Operations:
 Net investment income
  (loss)................... $    42   $  3   $ 10,078  $ 1,432 $ 1,429  $  163
 Net realized gain (loss)
  on investments...........       8    --       3,857      --    4,782     --
 Net unrealized
  appreciation
  (depreciation) of
  investments..............     (40)    (3)     9,747      785  (4,621)    110
                            -------   ----   --------  ------- -------  ------
Net Increase (Decrease) in
 net assets resulting from
 operations................      10    --      23,682    2,217   1,590     273
                            -------   ----   --------  ------- -------  ------
From Unit Transactions:
 Contributions.............   1,812     83    141,486   21,955  25,410   2,995
 Withdrawals...............     --     --      (1,292)     --      (79)    --
 Net Transfers.............  (1,039)   (38)     7,080   19,823  12,758   3,050
                            -------   ----   --------  ------- -------  ------
Net Increase (Decrease)
 from unit transactions....     773     45    147,274   41,778  38,089   6,045
                            -------   ----   --------  ------- -------  ------
Net Increase (Decrease) in
 Net Assets................     783     45    170,956   43,995  39,679   6,318
Net Assets:
Beginning of Year/Period...      45    --      44,355      360   6,318     --
                            -------   ----   --------  ------- -------  ------
End of Year/Period......... $   828   $ 45   $215,311  $44,355 $45,997  $6,318
                            =======   ====   ========  ======= =======  ======

                                            INVESTMENT COMPANY
                              --------------------------------------------------
                                                  SHORT-TERM       MID-TERM
                                 BOND FUND        BOND FUND        BOND FUND
                              ----------------  --------------- ----------------
                               1996    1995(C)   1996   1995(A)  1996    1995(A)
                              -------  -------  ------  ------- -------  -------
Increase (Decrease) in Net Assets:
From Operations:
 Net investment income
  (loss)....................  $   815  $    58  $   36   $ 18   $   146   $  2
 Net realized gain (loss) on
  investments...............      160      --        6    --         11    --
 Net unrealized appreciation
  (depreciation) of
  investments...............     (688)      43     (20)   (17)     (133)    (2)
                              -------  -------  ------   ----   -------   ----
Net Increase (Decrease) in
 net assets resulting from
 operations.................      287      101      22      1        24    --
                              -------  -------  ------   ----   -------   ----
From Unit Transactions:
 Contributions..............   16,685    2,360     836    393     1,878     80
 Withdrawals................      (36)     --      --     --        --     --
 Net Transfers..............   (9,398)  (1,098)   (156)   (62)   (1,388)   (48)
                              -------  -------  ------   ----   -------   ----
Net Increase (Decrease) from
 unit transactions..........    7,251    1,262     680    331       490     32
                              -------  -------  ------   ----   -------   ----
Net Increase (Decrease) in
 Net Assets.................    7,538    1,363     702    332       514     32
Net Assets:
Beginning of Year/Period....    1,363      --      332    --         32    --
                              -------  -------  ------   ----   -------   ----
End of Year/Period..........  $ 8,901  $ 1,363  $1,034   $332   $   546   $ 32
                              =======  =======  ======   ====   =======   ====

-------
 * Except for the periods noted.
(a) For the period August 25, 1995 (Commencement of Operations) to December 31, 1995.
(b) For the period February 23, 1995 (Commencement of Operations) to December 31, 1995.
(c) For the period March 3, 1995 (Commencement of Operations) to December 31, 1995.

   The accompanying notes are an integral part of these financial statements.

                      AMERICAN LIFE SEPARATE ACCOUNT NO. 3
                      STATEMENTS OF CHANGES IN NET ASSETS
                       FOR THE YEARS* ENDED DECEMBER 31,

                                                   INVESTMENT COMPANY
                                           -------------------------------------
                                              COMPOSITE       AGGRESSIVE EQUITY
                                                 FUND               FUND
                                           -----------------  ------------------
                                             1996    1995(B)    1996      1995
                                           --------  -------  --------  --------
Increase (Decrease) in Net Assets:
From Operations:
 Net investment income (loss)............  $ 18,378  $  493   $ 10,358  $  1,236
 Net realized gain (loss) on investments.     1,028     --       4,488       --
 Net unrealized appreciation (deprecia-
  tion) of investments...................   (10,231)   (198)    (7,427)     (239)
                                           --------  ------   --------  --------
Net Increase (Decrease) in net assets re-
 sulting from operations.................     9,175     295      7,419       997
                                           --------  ------   --------  --------
From Unit Transactions:
 Contributions...........................   102,419   8,009     51,635    13,503
 Withdrawals.............................      (815)    --        (402)      --
 Net Transfers...........................   (18,407)    807      8,080     3,065
                                           --------  ------   --------  --------
Net Increase (Decrease) from unit trans-
 actions.................................    83,197   8,816     59,313    16,568
                                           --------  ------   --------  --------
Net Increase (decrease) in Net Assets....    92,372   9,111     66,732    17,565
Net Assets:
Beginning of Year/Period.................     9,111     --      17,748       183
                                           --------  ------   --------  --------
End of Year/Period.......................  $101,483  $9,111   $ 84,480  $ 17,748
                                           ========  ======   ========  ========

                                                SCUDDER
                            ----------------------------------------------------
                                               CAPITAL GROWTH    INTERNATIONAL
                               BOND FUND            FUND             FUNDS
                            ----------------- -----------------  ---------------
                              1996    1995(A)   1996     1995     1996     1995
                            --------------------------  -------  -------  ------
Increase (Decrease) in
 Net Assets:
From Operations:
 Net investment income..... $     55   $ --   $  3,008  $   303    ($284)   ($21)
 Net realized gain (loss)
  on investments...........      521     --     26,960      113   20,574     --
 Net unrealized
  appreciation
  (depreciation)...........     (506)      2   (18,445)   2,863  (17,740)     85
                            --------   -----  --------  -------  -------  ------
Net Increase (Decrease) in
 net assets resulting from
 operations................       70       2    11,523    3,279    2,550      64
                            --------   -----  --------  -------  -------  ------
From Unit Transactions:
 Contributions.............    3,469     544    81,156   31,456   55,906   7,450
 Withdrawals...............      (55)    --       (691)     --       (65)    --
 Net Transfers.............   (2,503)   (148)  (17,444)  (8,050)   2,880     776
                            --------   -----  --------  -------  -------  ------
Net Increase (Decrease)
 from unit transactions....      911     396    63,021   23,406   58,721   8,226
                            --------   -----  --------  -------  -------  ------
Net Increase (Decrease) in
 Net Assets................      981     398    74,544   26,685   61,271   8,290
Net Assets:
Beginning of Year/Period...      398     --     37,492   10,807    8,471     181
                            --------   -----  --------  -------  -------  ------
End of Year/Period......... $  1,379   $ 398  $112,036  $37,492  $69,742  $8,471
                            ========   =====  ========  =======  =======  ======

-------
 * Except for the periods noted.
(a) For the period August 25, 1995 (Commencement of Operations) to December 31, 1995.
(b) For the period February 23, 1995 (Commencement of Operations) to December 31, 1995.

   The accompanying notes are an integral part of these financial statements.

                      AMERICAN LIFE SEPARATE ACCOUNT NO. 3
                      STATEMENTS OF CHANGES IN NET ASSETS
                        FOR THE YEARS ENDED DECEMBER 31,

                                                   TCI             CALVERT
                                             ----------------  ----------------
                                                                 RESPONSIBLY
                                                 GROWTH           INVESTED
                                                  FUND              FUND
                                             ----------------  ----------------
                                              1996    1995(B)   1996    1995(A)
                                             -------  -------  -------  -------
Increase (Decrease) in Net Assets:
From Operations:
 Net investment income...................... $ 5,195     ($23) $   518   $ 23
 Net realized gain (loss) on investments....    (819)     --     2,111    --
 Net unrealized appreciation (depreciation).  (7,075)     (83) (2,455)    (22)
                                             -------  -------  -------   ----
Net Increase (Decrease) in net assets re-
 sulting from operations....................  (2,699)    (106)     174      1
                                             -------  -------  -------   ----
From Unit Transactions:
 Contributions..............................  22,862   50,597    7,215    528
 Withdrawals................................  (3,014)     --       (11)   --
 Net Transfers..............................  (2,578)   3,207   (2,331)  (297)
                                             -------  -------  -------   ----
Net Increase (Decrease) from unit transac-
 tions......................................  17,270   53,804    4,873    231
                                             -------  -------  -------   ----
Net Increase (Decrease) in Net Assets.......  14,571   53,698    5,047    232
Net Assets:
Beginning of Year/Period....................  53,698      --       232    --
                                             -------  -------  -------   ----
End of Year/Period.......................... $68,269  $53,698  $ 5,279   $232
                                             =======  =======  =======   ====

                                             FIDELITY
                         ----------------------------------------------------
                               VIP              VIP II           VIP II
                          EQUITY-INCOME         CONTRA        ASSET MANAGER
                               FUND              FUND             FUND
                         ----------------- ----------------- ----------------
                           1996    1995(A)   1996    1995(B)  1996    1995(A)
                         --------  ------- --------  ------- -------  -------
Increase (Decrease) in
 Net Assets:
From Operations:
 Net investment income.  $     41  $    2     ($753) $    15 $   896     ($30)
 Net realized gain
  (loss) on
  investments..........    21,966     --     37,528      --    7,735      --
 Net unrealized
  appreciation
  (depreciation) of
  investments..........   (19,580)    160   (24,248)      57  (5,635)     408
                         --------  ------  --------  ------- -------  -------
Net Increase (Decrease)
 in net assets
 resulting from
 operations............     2,427     162    12,527       72   2,996      378
                         --------  ------  --------  ------- -------  -------
From Unit Transactions:
 Contributions.........    55,772   6,544    53,192   10,045  34,846   20,045
 Withdrawals...........    (1,482)    --       (490)     --      (56)     --
 Net Transfers.........   (12,956)  2,022    34,973      357  (9,449)  (1,983)
                         --------  ------  --------  ------- -------  -------
Net Increase (Decrease)
 from unit
 transactions..........    41,334   8,566    87,675   10,402  25,341   18,062
                         --------  ------  --------  ------- -------  -------
Net Increase (Decrease)
 in Net Assets.........    43,761   8,728   100,202   10,474  28,337   18,440
Net Assets:
Beginning of
 Year/Period...........     8,728     --     10,474      --   18,440      --
                         --------  ------  --------  ------- -------  -------
End of Year/Period.....  $ 52,489  $8,728  $110,676  $10,474 $46,777  $18,440
                         ========  ======  ========  ======= =======  =======

-------
 * Except for the periods noted.
(a) For the period August 25, 1995 (Commencement of Operations) to December 31, 1995.
(b) For the period June 19, 1995 (Commencement of Operations) to December 31, 1995.

   The accompanying notes are an integral part of these financial statements.

                      AMERICAN LIFE SEPARATE ACCOUNT NO. 3
                         NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES AND ORGANIZATION

  Separate Account No. 3 of The American Life Insurance Company ("the Company") was established in conformity with New York Insurance Law and commenced operations on December 21, 1994 as a unit investment trust. On that date, the following American Life funds became available as investment options: Money Market Fund, All America Fund, Bond Fund, Composite Fund, Equity Index Fund, Short-Term Bond Fund, Mid-Term Bond Fund, Aggressive Equity Fund, Scudder Bond Fund, Scudder Capital Growth Fund, Scudder International Fund, TCI Growth Fund, and the Calvert Responsibly Invested Balanced Fund. The American Life funds invest in a corresponding Fund of Mutual of America Investment Corporation ("Investment Company"), Portfolio of Scudder Variable Life Investment Fund ("Scudder"), Fund of TCI Portfolios Inc. ("TCI") and a corresponding Fund of Calvert Responsibly Invested Balanced Portfolio (formerly "Calvert Socially Responsible Series") of Acacia Capital Corporation ("Calvert").

  On May 1, 1995, Fidelity Investments Equity-Income, Contrafund and Asset Manager Funds became available to Separate Account No. 3 as investment options. The Fidelity Equity-Income Fund invests in the corresponding Portfolio of the Fidelity Variable Insurance Products Fund and the Contrafund and Asset Manager Funds invest in corresponding Portfolios of the Fidelity Variable Insurance Products Fund II (collectively, "Fidelity").

  Separate Account No. 3 was formed by the Company to support the operations of the Company's variable universal life insurance policies. The assets of Separate Account No. 3 are the property of the Company. The portion of Separate Account No. 3's assets applicable to the policies will not be charged with liabilities arising out of any other business the Company may conduct.

  The significant accounting policies of Separate Account No. 3 are as follows:

  Investment Valuation -- Investments are made in shares of the Investment Company, Scudder, TCI, Calvert and Fidelity and are valued at the reported net asset values of the respective Funds and Portfolios.

  Investment Transactions -- Investment transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined based on the average cost of the investment sold.

  Federal Income Taxes -- Separate Account No. 3 will be treated as a part of the Company and will not be taxed separately as a "regulated investment company" under existing law. The Company is taxed as a life insurance company under the life insurance tax provisions of the Internal Revenue Code of 1986. No provision for income taxes is required in the accompanying financial statements.

2. INVESTMENTS

  The number of shares owned by Separate Account No. 3 and the respective net asset values (rounded to the nearest cent) per share at December 31, 1996 are as follows:

                                                           NUMBER OF NET ASSET
                                                            SHARES     VALUE
                                                           --------- ---------
     Investment Company Funds:
      Money Market Fund...................................     932     $1.19
      All America Fund....................................  95,872      2.44
      Equity Index Fund...................................  30,344      1.59
      Bond Fund...........................................   9,589      1.38
      Short-Term Bond Fund................................   1,109      1.03
      Mid-Term Bond Fund..................................   1,162      0.90
      Composite Fund......................................  88,194      1.77
      Aggressive Equity Fund..............................  54,721      1.47
     Scudder Portfolios:
      Bond Fund...........................................     372      6.73
      Capital Growth Fund.................................   7,374     16.50
      International Fund..................................   4,195     13.25

                      AMERICAN LIFE SEPARATE ACCOUNT NO. 3
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                             NUMBER OF NET ASSET
                                                              SHARES     VALUE
                                                             --------- ---------
     TCI Growth Fund........................................   6,720     10.24
     Calvert Responsibly Invested Fund......................   4,065      1.77
     Fidelity Portfolios:
      Equity-Income Fund....................................   2,632     21.03
      Contrafund............................................   6,272     16.56
      Asset Manager Fund....................................   2,903     16.93

3. EXPENSES

  Administrative Fees and Expenses and Cost of Insurance -- In connection with its administrative functions, the Company deducts daily charges at an annual rate of .40% (except for the TCI Growth Fund for which the rate charged is
 .20%) from the value of the net assets of each fund. Monthly charges equaling the lesser of $2.00 or 1/12 of 1% of account value may also be deducted. The cost of insurance charges, to compensate the Company for life insurance coverage provided under the policies, are deducted monthly and reflected as net transfers in the accompanying financial statements.

  Mortality and Expense Risk Fees -- The Company assumes the risk that insureds may live for a shorter period of time than estimated for purposes of current or guaranteed cost of insurance rates; for this it deducts a risk charge daily at an annual rate of .70% from the value of the net assets of each fund. An expense risk charge, deducted daily at an annual rate of .15% from the value of the net assets of each fund, compensates the Company for the risk that administrative expenses incurred are greater than estimated.

4. DIVIDENDS

  All dividend distributions are reinvested in additional shares of the respective Funds or Portfolios at net asset value. On December 30, 1996 a dividend distribution was declared by the Investment Company to shareholders of record December 30, 1996. The dividend was paid on December 31, 1996. In addition, the Investment Company declared and paid a dividend distribution on September 15, 1996. The combined amount of these dividends was as follows:

     Money Market Fund.................................................. $    45
     All America Fund...................................................  11,710
     Equity Index Fund..................................................   1,618
     Bond Fund..........................................................     874
     Short-Term Bond Fund...............................................      44
     Mid-Term Bond Fund.................................................     148
     Composite Fund.....................................................  19,214
     Aggressive Equity Fund.............................................  10,896

  On January 29, 1996, April 26, 1996, July 29, 1996, and October 29, 1996,
dividends were paid by the Scudder Bond Portfolio. The combined amount of the dividends was $68.

  On January 29, 1996, February 27, 1996, April 26, 1996, July 29, 1996, and
October 29, 1996 dividends were paid by the Scudder Capital Growth Portfolio. The combined amount of the dividends was $3,875.

  On February 27, 1996 and April 26, 1996, dividends were paid by the Scudder International Portfolio. The combined amount of the dividends was $196.

  On March 30, 1996, a dividend was paid by the TCI Growth Fund. The amount of the dividend was $5,841.

  On December 31, 1996, a dividend was paid by the Calvert Responsibly Invested Portfolio. The amount of the dividend was $541.

  On February 2, 1996, a dividend was paid by the Fidelity Equity-Income Portfolio. The amount of the dividend was $422.

                      AMERICAN LIFE SEPARATE ACCOUNT NO. 3
                   NOTES TO FINANCIAL STATEMENTS (CONTINUED)

  On February 2, 1996, a dividend was paid by the Fidelity Contrafund Portfolio. The amount of the dividend was $97.

  On February 2, 1996, a dividend was paid by the Fidelity Asset Manager Portfolio. The amount of the dividend was $1,224.

5. FINANCIAL HIGHLIGHTS

  Shown below are financial highlights for a Unit outstanding for the year ended December 31, 1996 and each of the previous years ended December 31:

                                                INVESTMENT COMPANY
                          ---------------------------------------------------------------
                          MONEY MARKET      ALL AMERICA       EQUITY INDEX
                              FUND              FUND              FUND        BOND FUND
                          ------------- -------------------- -------------- -------------
                          1996  1995(A)  1996  1995  1994(B)  1996  1995(C) 1996  1995(D)
                          ----- ------- ------ ----- ------- ------ ------- ----- -------
Unit value, beginning of
 year/period............  $1.80  $1.77   $4.52 $3.36  $3.32   $1.42  $1.25  $2.69  $2.36
                          =====  =====  ====== =====  =====  ======  =====  =====  =====
Unit value, end of
 year/period............  $1.87  $1.80   $5.39 $4.52  $3.36   $1.72  $1.42  $2.75  $2.69
                          =====  =====  ====== =====  =====  ======  =====  =====  =====
Units outstanding, end
 of year/period.........    442     25  39,912 9,813    107  26,794  4,449  3,239    507
                          =====  =====  ====== =====  =====  ======  =====  =====  =====

                                                  INVESTMENT COMPANY
                          ------------------------------------------------------------------
                            SHORT-TERM      MID-TERM                        AGGRESSIVE
                            BOND FUND      BOND FUND    COMPOSITE FUND      EQUITY FUND
                          -------------- -------------- -------------- ---------------------
                           1996  1995(A)  1996  1995(A)  1996  1995(C)  1996   1995  1994(B)
                          ------ ------- ------ ------- ------ ------- ------ ------ -------
Unit value, beginning of
 year/period............  $ 1.10  $1.08  $ 1.16  $1.11   $3.39  $3.14   $1.43  $1.05  $1.03
                          ======  =====  ======  =====  ======  =====  ====== ======  =====
Unit value, end of
 year/period............   $1.14  $1.10   $1.19  $1.16   $3.75  $3.39   $1.80  $1.43  $1.05
                          ======  =====  ======  =====  ======  =====  ====== ======  =====
Units outstanding, end
 of year/period.........     908    302     460     28  27,055  2,688  46,985 12,411    174
                          ======  =====  ======  =====  ======  =====  ====== ======  =====

                                                   SCUDDER                                TCI
                          ---------------------------------------------------------- --------------
                               BOND         CAPITAL GROWTH         INTERNATIONAL           GROWTH
                               FUND              FUND                  FUND                 FUND
                          -------------- --------------------- --------------------- --------------
                           1996  1995(A)  1996   1995  1994(B)  1996   1995  1994(B)  1996  1995(E)
                          ------ ------- ------ ------ ------- ------ ------ ------- ------ -------
Unit value, beginning of
 year/period............  $11.30 $10.68  $18.64 $14.67 $14.50  $11.85 $10.80 $10.66  $12.18 $11.14
                          ====== ======  ====== ====== ======  ====== ====== ======  ====== ======
Unit value, end of
 year/period............  $11.48 $11.30  $22.11 $18.64 $14.67  $13.43 $11.85 $10.80  $11.53 $12.18
                          ====== ======  ====== ====== ======  ====== ====== ======  ====== ======
Units outstanding, end
 of year/period.........     120     35   5,067  2,011    737   5,193    715     17   5,921  4,409
                          ====== ======  ====== ====== ======  ====== ====== ======  ====== ======

                             CALVERT                      FIDELITY
                          ------------- --------------------------------------------
                                             VIP                          VIP II
                           RESPONSIBLY  EQUITY-INCOME      VIP II     ASSET MANAGER
                          INVESTED FUND      FUND       CONTRA FUND        FUND
                          ------------- -------------- -------------- --------------
                          1996  1995(A)  1996  1995(A)  1996  1995(E)  1996  1995(A)
                          ----- ------- ------ ------- ------ ------- ------ -------
Unit value, beginning of
 year/period............  $2.01 $ 1.89  $19.43 $17.68  $13.85 $12.41  $15.66 $14.87
                          ===== ======  ====== ======  ====== ======  ====== ======
Unit value, end of
 year/period............  $2.23 $ 2.01  $21.93 $19.43  $16.59 $13.85  $17.72 $15.66
                          ===== ======  ====== ======  ====== ======  ====== ======
Units outstanding, end
 of year/period.........  2,364    115   2,393    449   6,672    756   2,639  1,178
                          ===== ======  ====== ======  ====== ======  ====== ======

-------
(a) For the period August 25, 1995 (Commencement of Operations) to December 31, 1995.
(b) For the period December 21, 1994 (Commencement of Operations) to December 31, 1994.
(c) For the period February 23, 1995 (Commencement of Operations) to December 31, 1995.
(d) For the period March 3, 1995 (Commencement of Operations) to December 31, 1995.
(e) For the period June 19, 1995 (Commencement of Operations) to December 31, 1995.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To The American Life Insurance Company of New York:

  We have audited the accompanying statement of assets and liabilities of American Life Separate Account No. 3 as of December 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of American Life Separate Account No. 3 as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

/s/ Arthur Andersen LLP

New York, New York
February 21, 1997

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To The American Life Insurance Company of New York:

  We have audited the accompanying statements of financial condition of The American Life Insurance Company of New York as of December 31, 1996 and 1995, and the related statements of operations and surplus and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 2, the accompanying statutory-basis financial statements were prepared in conformity with the accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 9.

  In our report dated February 20, 1996, we expressed an opinion that the 1995 financial statements, prepared using accounting practices prescribed or permitted by the State of New York Insurance Department, presented fairly, in all material respects, the financial position of the Company as of December 31, 1995, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles. As discussed in Note 2, pursuant to the pronouncements of the Financial Accounting Standards Board, statutory-basis financial statements for stock life insurance companies which are wholly-owned subsidiaries of a mutual life insurance company are no longer considered to be presentations in conformity with generally accepted accounting principles. Accordingly, our present opinion on the 1995 financial statements, as presented herein, is different from that expressed in our previous report.

  In our opinion, because of the effects of the matter described in the third paragraph, and more fully discussed in Note 9, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of The American Life Insurance Company of New York as of December 31, 1996 and 1995, or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of The American Life Insurance Company of New York as of December 31, 1996 and 1995, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the State of New York Insurance Department.

New York, New York
February 21, 1997

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

                       STATEMENTS OF FINANCIAL CONDITION

                           DECEMBER 31, 1996 AND 1995

                                                       1996           1995
                                                  -------------- --------------
ASSETS
 GENERAL ACCOUNT ASSETS
  Bonds and notes................................ $1,217,670,337 $1,240,444,851
  Cash and short-term investments................     27,785,849     14,821,448
  Mortgage loans.................................     15,598,323     15,690,436
  Real estate....................................            --         994,916
  Policy loans...................................      8,968,973      8,692,368
  Other invested assets..........................        135,000        163,000
  Investment income accrued......................     17,468,949     17,467,391
  Federal income tax recoverable.................        914,684      6,899,772
  Receivables....................................      2,547,625      2,564,072
  Due from affiliates............................            --      11,696,465
                                                  -------------- --------------
    Total general account assets.................  1,291,089,740  1,319,434,719
  Separate account assets........................     48,257,215     14,997,817
                                                  -------------- --------------
TOTAL ASSETS..................................... $1,339,346,955 $1,334,432,536
                                                  ============== ==============
LIABILITIES AND SURPLUS
 GENERAL ACCOUNT LIABILITIES
  Insurance and annuity reserves................. $1,172,099,244 $1,196,289,341
  Other contract liabilities and reserves........      9,482,671     11,575,797
  Dividends payable to contract and
   policyholders.................................        106,352        125,102
  Interest maintenance reserve...................     19,145,506     26,134,219
  Due to affiliates..............................      3,814,709        297,319
  Other liabilities..............................      3,362,002      6,702,245
                                                  -------------- --------------
    Total general account liabilities............  1,208,010,484  1,241,124,023
  Separate account reserves and liabilities......     48,257,215     14,997,817
                                                  -------------- --------------
    Total liabilities............................  1,256,267,699  1,256,121,840
                                                  -------------- --------------
ASSET VALUATION RESERVE (NOTE 2).................     10,684,063      9,744,362
                                                  -------------- --------------
SURPLUS
  Capital stock, $4.55 par value, 1,100,000
   shares authorized, 550,000 shares issued and
   outstanding...................................      2,502,500      2,502,500
  Assigned surplus...............................     43,548,059     43,548,059
  Unassigned surplus.............................     26,344,634     22,515,775
                                                  -------------- --------------
    Total surplus................................     72,395,193     68,566,334
                                                  -------------- --------------
TOTAL LIABILITIES AND SURPLUS.................... $1,339,346,955 $1,334,432,536
                                                  ============== ==============

                See accompanying notes to financial statements.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

                      STATEMENTS OF OPERATIONS AND SURPLUS

                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

                                 1996          1995
                             ------------  ------------
INCOME
  Annuity considerations and
   deposits (Note 4)........ $ 61,030,973  $135,514,551
  Life and disability
   insurance premiums (Note
   4).......................   30,154,993    28,893,823
                             ------------  ------------
    Total considerations and
     premiums...............   91,185,966   164,408,374
  Reserve adjustment on
   reinsurance ceded (Note
   4).......................   (2,835,444)   (1,869,970)
  Net investment income.....  100,547,352    95,645,795
  Other, net................      228,874       211,282
                             ------------  ------------
    Total income............  189,126,748   258,395,481
                             ------------  ------------
DEDUCTIONS
  Increase in insurance and
   annuity reserves.........    4,830,460    93,486,120
  Annuity and surrender
   benefits.................  129,235,585   106,252,323
  Death and disability
   benefits.................   19,184,975    24,697,491
  Operating expenses (Note
   8).......................   31,854,145    28,763,791
  Other, net................      145,801       543,150
                             ------------  ------------
    Total deductions........  185,250,966   253,742,875
                             ------------  ------------
    Net gain before
     dividends..............    3,875,782     4,652,606
DIVIDENDS TO CONTRACT AND
 POLICYHOLDERS..............       96,524       123,083
                             ------------  ------------
    Net gain from
     operations.............    3,779,258     4,529,523
FEDERAL INCOME TAX BENEFIT..    1,976,684       650,172
NET REALIZED CAPITAL LOSSES
 (NOTE 3)...................   (1,670,069)     (898,056)
                             ------------  ------------
    Net income..............    4,085,873     4,281,639
SURPLUS TRANSACTIONS
  Change in asset valuation
   reserve..................     (939,701)   (1,030,204)
  Change in unrealized
   capital gains (losses)...    1,051,375       (72,113)
  Change in non-admitted
   assets...................     (195,749)      361,144
  Other, net................     (172,939)     (668,140)
                             ------------  ------------
    Net change in surplus...    3,828,859     2,872,326
SURPLUS, AT BEGINNING OF
 YEAR.......................   68,566,334    65,694,008
                             ------------  ------------
SURPLUS, AT END OF YEAR..... $ 72,395,193  $ 68,566,334
                             ============  ============

                See accompanying notes to financial statements.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

                            STATEMENTS OF CASH FLOWS

                 FOR THE YEARS ENDED DECEMBER 31, 1996 AND 1995

                                                        1996          1995
                                                    ------------  ------------
CASH PROVIDED
  Premium and annuity funds received............... $ 91,255,667  $164,408,374
  Investment income received.......................   95,293,572    94,994,832
  Reserve adjustment on reinsurance ceded..........   (2,643,286)   (1,666,815)
  Other, net.......................................       49,618        25,317
                                                    ------------  ------------
     Total receipts................................  183,955,571   257,761,708
                                                    ------------  ------------
  Benefits paid....................................  149,770,832   129,342,524
  Dividends paid to contract and policyholders.....      115,274       120,787
  Insurance and operating expenses paid............   30,261,183    28,218,770
  Net transfers to separate accounts...............   31,040,572    10,416,724
                                                    ------------  ------------
     Total payments................................  211,187,861   168,098,805
                                                    ------------  ------------
     Net cash (used in) provided by operations.....  (27,232,290)   89,662,903
  Proceeds from long-term investments sold, matured
   or repaid.......................................  427,997,992   572,904,279
  Federal income tax benefit on securities
   transactions....................................    7,961,776     7,403,962
  Other, net.......................................   16,964,961     4,792,576
                                                    ------------  ------------
     Total cash provided...........................  425,692,439   674,763,720
                                                    ------------  ------------
CASH APPLIED
  Cost of long-term investments acquired...........  408,374,919   664,688,811
  Other, net.......................................    4,353,119    17,822,447
                                                    ------------  ------------
     Total cash applied............................  412,728,038   682,511,258
                                                    ------------  ------------
     Net change in cash and short-term investments.   12,964,401    (7,747,538)
CASH AND SHORT-TERM INVESTMENTS
  Beginning of year................................   14,821,448    22,568,986
                                                    ------------  ------------
  End of year...................................... $ 27,785,849  $ 14,821,448
                                                    ============  ============


                See accompanying notes to financial statements.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

                         NOTES TO FINANCIAL STATEMENTS

                           DECEMBER 31, 1996 AND 1995

1. ORGANIZATION

  The American Life Insurance Company of New York (the "Company") is a stock life insurance company licensed in all fifty states and the District of Columbia. The Company is a wholly-owned subsidiary of Mutual of America Corporation. Mutual of America Corporation is a wholly-owned subsidiary of Mutual of America Life Insurance Company ("Mutual of America").

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

 Nature of Operations

  The Company provides retirement and employee benefit plans in the small to medium size case area. Operations are conducted through both a network of regional field offices and through the use of direct mail.

 Basis of Presentation

  The financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the State of New York Insurance Department, which practices differ from generally accepted accounting principles ("GAAP"). The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 9. The ability of the Company to fulfill its obligations to contractholders and policyholders is of primary concern to insurance regulatory authorities. As such, the financial statements are oriented to the insuring public.

  Pursuant to FASB Interpretation 40, Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises ("FIN 40"), as amended, which is effective for fiscal years beginning after December 15, 1995, statutory-basis financial statements for stock life insurance companies which are wholly-owned subsidiaries of a mutual life insurance company can no longer be described as prepared in conformity with GAAP. Furthermore, financial statements prepared in conformity with statutory accounting practices for periods prior to the effective date of FIN 40 are not considered GAAP presentations when presented in comparative form with financial statements for periods subsequent to the effective date. Accordingly, the 1995 financial statements, which were previously described as also being prepared in accordance with GAAP are no longer considered to be presented in conformity with GAAP.

  The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

  Certain 1995 amounts included in the accompanying financial statements have been reclassified to conform with the 1996 presentation.

  Accounting policies applied in the preparation and presentation of these financial statements follow.

 Asset Valuations

  Investment valuations are prescribed by the National Association of Insurance Commissioners ("NAIC"). Bonds qualifying for amortization are stated at amortized cost; short-term investments in good standing are stated at cost. Fair value for these securities (approximately $1.3 billion in 1996 and 1995) is determined by reference to market prices quoted by the NAIC. If quoted market prices are not available, fair value is determined using quoted prices for similar securities. All other bonds and short-term notes are stated

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

                           DECEMBER 31, 1996 AND 1995

at market value which approximates fair value. Mortgage loans are carried at amortized indebtedness. Fair value for these loans (approximately $15.1 million in 1996 and $16.2 million in 1995) is determined by discounting the expected future cash flows using the current rate at which similar loans would be made to borrowers with similar credit ratings and remaining maturities. Impairments of individual assets that are considered to be other than temporary are recognized when incurred.

  Real estate investments are carried at the lower of cost, net of accumulated depreciation, or market. Policy loans are stated at the unpaid balance of the loan. The majority of such loans are issued with variable interest rates which are periodically adjusted based on changes in the rates credited to these policies, and therefore are considered to be stated at fair value.

  Certain other assets, such as furniture and fixtures and prepaid expenses, are excluded from the statements of financial condition ("non-admitted assets").

 Interest Maintenance and Asset Valuation Reserves

  Realized gains and losses, net of applicable taxes, arising from changes in interest rates are accumulated in the Interest Maintenance Reserve ("IMR") and are amortized into net investment income over the estimated remaining life of the investment sold. All other realized gains and losses are reported in the statements of operations and surplus.

  An Asset Valuation Reserve ("AVR") applying to the specific risk characteristics of all invested asset categories excluding cash, policy loans and investment income accrued has been established based on a statutory formula. Realized and unrealized gains and losses arising from changes in the creditworthiness of the borrower are included in the appropriate subcomponent of the AVR. Changes in the AVR are applied directly to unassigned surplus.

 Separate Account Operations

  Certain life insurance premiums and annuity considerations may be invested at the participants' discretion in separate accounts: either a multifund account, which is managed by Mutual of America Capital Management Corporation, or certain other funds, which are managed by outside investment advisors. All of the funds' investment experience, including net realized and unrealized capital gains in the separate accounts (net of investment advisory fees and administration fees assessed), is allocated to participants. Investments held in the separate accounts are stated at market value, which is equal to fair value. Participants' corresponding equity in the separate accounts are reported as liabilities in the accompanying statements. Premiums and benefits related to the separate accounts are combined with the general account in the accompanying statements. Net operating gains are offset by increases to reserve liabilities in the respective separate accounts.

 Insurance and Annuity Reserves

  Reserves for annuity contracts are computed on the net single premium method and represent the estimated present value of future retirement benefits. These reserves are based on mortality and interest rate assumptions (ranging predominately from 5.00% to 9.25%) which meet or exceed statutory requirements. Reserves for contractual funds not yet used for the purchase of annuities are accumulated at various interest rates, which during 1996 and 1995, ranged from 4.75% to 5.75% and 5.00% to 6.25%, respectively, and are deemed sufficient to provide for contractual surrender values of these funds. Reserves for life and disability insurance are based on mortality, morbidity and interest rate assumptions which meet statutory requirements.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

                           DECEMBER 31, 1996 AND 1995

  Contractual funds not yet used to purchase retirement annuities and other deposit liabilities are stated at their cash surrender value, which approximates fair value ($519.0 million and $492.9 million) at December 31, 1996 and 1995, respectively. The fair value of annuity contracts, approximately $628.8 million and $683.7 million at December 31, 1996 and 1995, respectively, was determined by discounting expected future retirement benefits using current mortality tables and interest rates, based on the duration of expected future benefits. Weighted average interest rates of 6.92% and 6.21% were used at December 31, 1996 and 1995, respectively.

 Premiums, Annuity Considerations, Investment Income and Expenses

  Annuity considerations are recognized as income when due; considerations for deposit type contracts are recognized as income when received. Group life and disability insurance premiums are recognized as income over the contract period.

  General account investment income is reported as earned and is presented net of related investment expenses; operating expenses, including acquisition costs such as distribution and underwriting expenses associated with new business, are charged to operations as incurred.

 Dividends

  Dividends are based on formulas and scales approved by the Board of Directors and are accrued currently for payment, subsequent to plan anniversary dates.

3. FIXED MATURITY SECURITIES

  The statement values and estimated market values of investments in fixed maturity securities (bonds and notes) at December 31, 1996 are shown below. Excluding U.S. Government and government agency investments, the Company is not exposed to any significant concentration of credit risk.

                                                  GROSS      GROSS    ESTIMATED
                                     STATEMENT  UNREALIZED UNREALIZED   MARKET
CATEGORY                               VALUE      GAINS      LOSSES     VALUE
--------                             ---------- ---------- ---------- ----------
                                                   (000'S OMITTED)
U.S. Treasury securities and
 obligations of U.S. Government
 corporations and agencies.........  $  531,478  $ 5,945     $   87   $  537,336
Obligations of states and political
 subdivisions......................       7,160      490        --         7,650
Debt securities issued by foreign
 governments.......................      43,067    3,479        181       46,365
Corporate securities...............     663,721    8,857      7,196      665,382
                                     ----------  -------     ------   ----------
    Total..........................  $1,245,426  $18,771     $7,464   $1,256,733
                                     ==========  =======     ======   ==========


  Short-term fixed maturity securities with a statement value and estimated market value of $27.8 million at December 31, 1996 are included in the above table. As of December 31, 1996, the Company has $3.5 million (par value $3.1 million) of its long-term fixed maturity securities on deposit with various state regulatory agencies.

  The statement values and estimated market values of investments in fixed maturity securities by contractual maturity (except for mortgage-backed securities which are stated at expected maturity) at

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

                           DECEMBER 31, 1996 AND 1995
December 31, 1996 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties.

                                                                     ESTIMATED
                                                          STATEMENT    MARKET
                                                            VALUE      VALUE
                                                          ---------- ----------
                                                             (000'S OMITTED)
Due in one year or less.................................. $   77,418 $   77,917
Due after one year through five years....................    328,393    331,778
Due after five years through ten years...................    447,915    452,424
Due after ten years......................................    391,700    394,614
                                                          ---------- ----------
  Total.................................................. $1,245,426 $1,256,733
                                                          ========== ==========

  Proceeds from the sale of investments in fixed maturity securities during 1996 were $486.7 million. Gross gains of $.6 million and gross losses of $5.7 million were realized on these sales, of which $3.3 million of losses were accumulated (including applicable tax benefit of $1.8 million) in the IMR. Such amounts will be amortized into net investment income over the estimated remaining life of the investment sold. During the year, $3.7 million of the IMR was amortized and included in net investment income.

  The statement values and estimated market values of investments in fixed maturity securities at December 31, 1995 were as follows:

                                                  GROSS      GROSS    ESTIMATED
                                     STATEMENT  UNREALIZED UNREALIZED   MARKET
CATEGORY                               VALUE      GAINS      LOSSES     VALUE
--------                             ---------- ---------- ---------- ----------
                                                   (000'S OMITTED)
U.S. Treasury securities and
 obligations of U.S. Government
 corporations and agencies.........  $  519,433  $36,436     $   80   $  555,789
Obligations of states and political
 subdivisions......................       6,639       63         27        6,675
Debt securities issued by foreign
 governments.......................      46,999    5,173        --        52,172
Corporate securities...............     679,361   33,510      3,398      709,473
                                     ----------  -------     ------   ----------
  Total............................  $1,252,432  $75,182     $3,505   $1,324,109
                                     ==========  =======     ======   ==========

  Short-term fixed maturity securities with a statement value and estimated market value of $12.0 million at December 31, 1995 are included in the above table. As of December 31, 1995, the Company had $3.5 million (par value $3.1 million) of its long-term fixed maturity securities on deposit with various state regulatory agencies.

  Proceeds from the sale of investments in fixed maturity securities during 1995 were $568.2 million. Gross gains of $2.1 million and gross losses of $26.0 million were realized on these sales, of which $15.6 million of losses were accumulated (including applicable tax benefit of $8.3 million) in the IMR. Such amounts will be amortized into net investment income over the estimated remaining life of the investment sold. During 1995, $4.3 million of the IMR was amortized and included in net investment income.

  Net realized capital losses reflected in the statements of operations for the years ended December 31, 1996 and 1995 were as follows:

                                                     1996  1995
                                                    ------ ----
                                                      (000'S
                                                     OMITTED)
         Mortgage loans............................ $  --  $898
         Real estate...............................  1,670  --
                                                    ------ ----
           Net realized capital losses............. $1,670 $898
                                                    ====== ====

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

                           DECEMBER 31, 1996 AND 1995

4. REINSURANCE AND RELATED TRANSACTIONS

  The Company has a bulk co-insurance agreement with its ultimate parent, Mutual of America, covering certain nonpension insurance business. In consideration for additional reserves assumed under this agreement, the Company assumed premiums and annuity considerations of $12.9 million and $102.9 million in 1996 and 1995, respectively. Total reserve liabilities reinsured under this agreement were as follows:

                                                   1996   1995
                                                  ------ ------
                                                  (IN MILLIONS)
         Life and annuity........................ $766.3 $768.0
         Funding agreements...................... $ 57.9 $ 63.3
         Other reserves.......................... $  9.1 $ 10.1

5. PENSION PLAN AND POSTRETIREMENT BENEFITS

  Mutual of America is the administrator for a qualified, noncontributory defined benefit pension plan covering substantially all of its own and the Company's eligible employees. Benefits are generally based on years of service and final average salary. Mutual of America's funding policy is to contribute annually, at a minimum, the amount necessary to satisfy the funding requirements under the Employee Retirement Income Security Act of 1974 ("ERISA").

  At December 31, 1996, all of the pension plan assets are invested in one of Mutual of America's separate accounts (consisting primarily of equity and fixed maturity securities) and participation in certain other funds managed by outside investment advisers. Pension expense allocated to the Company in 1996 and 1995 was $833 thousand and $663 thousand, respectively.

  In addition to the above noncontributory defined benefit plan, all employees may participate in a 401(k) savings plan, under which the Company matches half of the employees' basic contribution up to 6% of salary. The cost of the plan was approximately $125 thousand and $280 thousand in 1996 and 1995, respectively.

  Mutual of America also administers two defined benefit postretirement plans providing medical, dental and life insurance benefits. These plans cover substantially all of its own and the Company's salaried employees. Employees may become eligible for such benefits upon attainment of retirement age, while in the employ of the Company, and upon satisfaction of service requirements. The accounting for such postretirement benefits is in accordance with Statement of Financial Accounting Standards No. 106, "Accounting for Postretirement Benefits Other Than Pensions." Postretirement benefit expense allocated to the Company for the years ended 1996 and 1995 was $199 thousand and $185 thousand, respectively.

6. COMMITMENTS AND CONTINGENCIES

  The Company is involved in various legal actions which have arisen in the course of its business. In the opinion of management, the ultimate liability with respect to such lawsuits, as well as other contingencies, is not considered to be material in relation to the Company's financial statements.

7. FEDERAL INCOME TAXES

  The tax provision for the Company was calculated in accordance with the Internal Revenue Code, as amended. The Company files federal tax returns on a separate company basis. Differences between the Company's effective tax rate and the expected income tax computed by applying the federal income tax rate of 34% to the net gain from operations before federal income taxes result from the recognition of revenues

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

                           DECEMBER 31, 1996 AND 1995

and expenses in different periods for statutory and tax reporting purposes and are primarily due to policyholder reserves, deferred acquisition costs and realized capital gains and losses.

8. RELATED PARTY TRANSACTIONS

  Mutual of America has incurred operating and investment-related costs in connection with the use of its personnel and property on behalf of the Company. During 1996 and 1995, operating and investment-related expenses of $18.9 million and $1.2 million and $17.2 million and $1.2 million, respectively, were charged to the Company and are reflected in the accompanying statements of operations and surplus.

9. RECONCILIATION OF STATUTORY BASIS FINANCIAL RESULTS TO A GENERALLY ACCEPTED ACCOUNTING PRINCIPLES BASIS

  The accompanying financial statements are presented in conformity with statutory accounting practices prescribed or permitted by the State of New York Insurance Department which practices differ from GAAP. The variances between such practices and GAAP and the effects on the accompanying financial statements follow:

 Asset Valuations and Investment Income Recognition

  GAAP requires the Company's bonds and notes to be classified as either held to maturity ("HTM") or available for sale ("AFS"); whereas for statutory accounting no such classification is required. In addition, for GAAP, AFS securities are carried at their fair market value with the unrealized gains and losses applied directly to surplus; whereas for statutory accounting all bonds and notes are carried at their amortized cost.

  Realized capital gains and losses, net of applicable taxes, arising from changes in interest rates are recognized in income currently for GAAP accounting, rather than accumulated in the IMR and amortized into income over the remaining life of the security sold for statutory accounting. Additionally, under GAAP capital gains and losses are not recognized when a security is sold and the same or substantially the same security is repurchased unless the repurchase occurs after a reasonable exposure to market risk.

  A general formula based AVR is recorded for statutory accounting purposes, whereas such reserves are established under GAAP only when an asset's impairment is considered to be other than temporary.

  Certain assets, principally furniture and fixtures and prepaid expenses, for statutory accounting, are excluded from the statement of financial condition by a charge to surplus; whereas under GAAP, such assets are carried at their amortized cost.

 Policy Acquisition Costs

  Under GAAP, policy acquisition costs that are directly related to and vary with the production of new business are deferred and amortized over the estimated life of the applicable policies, rather than being expensed as incurred.

 Insurance and Annuity Reserves

  Under statutory accounting practices the interest rates and mortality and morbidity assumptions used are those which are prescribed or permitted by the State of New York Insurance Department. Under GAAP, for annuities the interest rate assumptions used are generally those assumed in the pricing of the contract at issue; for disability benefits the interest rates assumed are those anticipated to be earned over the duration of the benefit period. Mortality and morbidity assumptions are based on Company experience.

                THE AMERICAN LIFE INSURANCE COMPANY OF NEW YORK

                   NOTES TO FINANCIAL STATEMENTS--(CONCLUDED)

                           DECEMBER 31, 1996 AND 1995

 Premium Recognition

  Insurance contracts that do not subject the insurer to significant mortality or morbidity risk are considered, under GAAP, to be primarily investment contracts. GAAP requires all amounts received from policyholders under these investment contracts to be recorded as a policyholder deposit rather than as premium income.

 Deferred Income Taxes

  GAAP requires that a deferred tax asset or liability be established to provide for temporary differences between the tax and financial reporting basis of assets and liabilities. Deferred income taxes are not recorded for statutory accounting purposes.

  The tables that follow provide a reconciliation of the 1996 and 1995 statutory financial results reflected in the accompanying financial statements to a GAAP basis (000's omitted):

RECONCILIATION OF STATUTORY TO GAAP SURPLUS                     1996      1995
-------------------------------------------                   --------  --------
STATUTORY SURPLUS............................................ $ 72,395  $ 68,566
  Market value adjustment related to AFS bonds and notes.....   28,981    83,000
  Realized capital gains.....................................    4,520     4,458
  AVR........................................................   10,684     9,744
  Deferred policy acquisition costs..........................   13,386     5,553
  Policy reserve adjustments.................................    9,500     9,333
  Non-admitted assets........................................      718       523
  Deferred income taxes and other............................  (10,628)  (22,814)
                                                              --------  --------
GAAP SURPLUS................................................. $129,556  $158,363
                                                              ========  ========
RECONCILIATION OF STATUTORY TO GAAP NET INCOME                  1996      1995
----------------------------------------------                --------  --------
STATUTORY NET INCOME......................................... $  4,085  $  4,282
  Investment income adjustments..............................   (1,888)       (8)
  Realized capital gains.....................................      155    10,329
  Policy reserve adjustments.................................       67    (1,506)
  Deferred policy acquisition costs..........................      399       509
  Deferred income taxes and other............................   (1,633)   (5,619)
                                                              --------  --------
GAAP NET INCOME.............................................. $  1,185  $  7,987
                                                              ========  ========
RECONCILIATION OF GAAP TO STATUTORY PREMIUMS                    1996      1995
--------------------------------------------                  --------  --------
GAAP PREMIUM INCOME.......................................... $ 25,020  $ 10,825
  Premiums from investment contracts.........................   66,166   153,583
                                                              --------  --------
STATUTORY PREMIUM INCOME..................................... $ 91,186  $164,408
                                                              ========  ========

                                    PART II

                               OTHER INFORMATION



                      CONTENTS OF REGISTRATION STATEMENT

     This registration statement comprises the following papers and documents:

     The facing sheet;

     The prospectus, consisting of 62 pages;

     The undertaking required by Section 15(d) of the Securities Exchange Act of 1934--included in Registration Statement and Pre-Effective Amendment No. 1.;

     The undertaking pursuant to Rule 484--included in Registration Statement and Pre-Effective Amendment No. 1.;

     The representations pursuant to Rule 6e-3(T)--included in Registration Statement and Pre-Effective Amendment No. 1.;

     The Insurance Company represents and undertakes that the fees and charges deducted under the Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Insurance Company.

     The signatures;

     Written consents of the following persons:

          Jones & Blouch LLP
          Arthur Andersen LLP

     The following exhibits are filed as part of this Registration Statement:

     6. Opinion and consent of Joseph A. Gross, Vice President and Actuary of American Life.

10.            Consent of Arthur Andersen LLP

11.            Consent of Jones & Blouch

12(a)          Financial Data Schedule for The American Separate Account No. 3

12(b)          Financial Data Schedule for The American Life Insurance Company
               of New York.
----------------------

     Powers of Attorney of Messrs. Altstadt, Burns, Ciecka, Conway, DeMilt, Gilliam, Herman, Lichtenstein and Zwilling and of Mesdames Conyers and Kopp are set forth on the signature pages of the Registration Statement filed on February 14, 1994.

       Power of Attorney of Mr. Moran is set forth on the signature pages of the Pre-Effective Amendment No. 1 to Registration Statement filed on April 29, 1994.

       Power of Attorney of Mr. Flynn is set forth on the signature page of this Post-Effective Amendment No. 2.

                                   SIGNATURES



      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements of the Securities Act Rule 485(b) for the effectivness of this amendment to Registration Statement and has duly caused this amendment to Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of New York, the State of New York, the day of April 25, 1997.


                           THE AMERICAN LIFE SEPARATE
                            ACCOUNT NO. 3 (Registrant)


                           THE AMERICAN LIFE INSURANCE
                            COMPANY OF NEW YORK (Depositor)


                           By:/s/ Manfred Altstadt
                              --------------------
                              Manfred Altstadt
                              Senior Executive Vice President
                              and Chief Financial Officer




        KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Thomas J. Moran, Dolores J. Morrissey, Manfred Altstadt, Patrick A. Burns and Stanley M. Lenkowicz, and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this amendment to Registration Statement has been signed below by the following persons in the capacities indicated on April 25, 1997.



  Signature                                  Title

        *

  ---------------------------       Chairman and Chief Executive Officer;
  Thomas J. Moran                   Director

  /s/ Manfred Altstadt              Senior Executive Vice President & Chief
  ---------------------------       Financial Officer; Director
  Manfred Altstadt

  ---------------------------       Executive Vice President
  William Breneisen

         *
  ---------------------------       Senior Executive Vice President & General
  Patrick A. Burns                  Counsel; Director

           *
  ---------------------------       Director
  Richard J. Ciecka

         *
  ---------------------------       Executive Vice President; Director
  William S. Conway

         *
  ---------------------------       Executive Vice President; Director
  Rita Conyers

  ---------------------------       Senior Executive Vice President;
  Salvatore R. Coriale              Director

  ---------------------------       Director
  James W. Davidson

         *
  ---------------------------       Executive Vice President & Treasurer;
  William A. DeMilt                 Director

  /s/ James E. Flynn                Senior Vice President, Field Operations
  ---------------------------       Director
  James E. Flynn

         *
  ---------------------------       Executive Vice President; Director
  Thomas E. Gilliam

  ---------------------------       Senior Vice President & Deputy
  John R. Greed                     Treasurer

         *
  ---------------------------       Vice Chairman of the Board; Director
  Theodore L. Herman

  ---------------------------       Executive Vice President & Deputy
  Gregory A. Kleus                  General Counsel

         *
  ---------------------------       Executive Vice President & Corporate
  Stephanie J. Kopp                 Secretary; Director

  ---------------------------      Senior Vice President
  Amir Lear

         *
  ---------------------------       President & Chief Operating Officer;
  Howard Lichtenstein               Director

         *
  ---------------------------       Senior Vice President, Internal Audit
  George L. ????????

  ---------------------------       Senior Vice President & Controller
  Theodore J. O'Dell

  ---------------------------       Senior Vice President and Actuary
  Marc Slutzky

  *By /s/ Manfred Altstadt
     ------------------------
     Manfred Altstadt
     Attorney-in-Fact

                                 EXHIBIT INDEX

   No.                                                       Page
   ---                                                       ----

27.1         Financial Data Schedule for The American
             Separate Account No. 3.

27.2         Financial Data Schedule for The American Life
             Insurance Company of New York.

99.6.        Opinion and consent of Joseph A. Gross, Vice
             President and Actuary of American Life.

99.10.       Consent of Arthur Andersen LLP

99.11.       Consent of Jones & Blouch LLP
